[logo - American Funds (R)]

                                         The right choice for the long term/(R)/




Washington Mutual
Investors Fund/SM/


 PROSPECTUS







 July 1, 2005


TABLE OF CONTENTS
 1    Risk/Return summary
 5    Fees and expenses of the fund
 7    Investment objective, strategies and risks
10    Management and organization
14    Shareholder information
15    Choosing a share class
17    Purchase and exchange of shares
20    Sales charges
24    Sales charge reductions and waivers
26    Rollovers from retirement plans to IRAs
27    Plans of distribution
28    Other compensation to dealers
29    How to sell shares
31    Distributions and taxes
32    Financial highlights


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Risk/Return summary

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high-quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's investment adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the Eligible List to comply with the fund's Investment Standards.

Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests, as well as economic, political or social events in the United States or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                  Washington Mutual Investors Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The bar chart below shows how the fund's investment results have varied from year to year, and the Investment Results table on page 4 shows how the fund's average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the fund. All fund results reflect the reinvestment of dividends and capital gain distributions, if any. Past results (before and after taxes) are not predictive of future results.


CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge; if a sales charge were included, results would be lower.)
[begin bar chart]

1995  41.21%
1996  20.17
1997  33.29
1998  19.37
1999   1.16
2000   9.06
2001   1.51
2002 -14.85
2003  25.82
2004   9.92

[end bar chart]



Highest/Lowest quarterly results during this time period were:

HIGHEST        15.94%  (quarter ended June 30, 2003)
LOWEST        -17.90%  (quarter ended September 30, 2002)


The fund's total return for the three months ended March 31, 2005, was -1.43%.

Washington Mutual Investors Fund / Prospectus

Unlike the bar chart above, the Investment Results table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the following maximum initial or contingent deferred sales charges imposed:

 . Class A share results reflect the maximum initial sales charge of 5.75%. This charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

 . Class B share results reflect the applicable contingent deferred sales charge. For example, results for the one-year period shown reflect a contingent deferred sales charge of 5%. These charges begin to decline one year after purchase and are eliminated after six years.

 . Class C share results for the one-year period shown reflect a contingent deferred sales charge of 1%, which only applies if shares are sold within one year of purchase.

 . Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Results would be higher if calculated without sales charges. The references above to Class A, B, C or F sales charges also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F sales charges.

The Investment Results table shows the fund's results on both a pretax and after-tax basis, as required by Securities and Exchange Commission rules. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. Total returns shown "after taxes on distributions" reflect the effect of taxes on distributions (for example, dividends or capital gain distributions) by the fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your fund shares at the end of the particular time period and, as a result, reflect the effect of both taxes on distributions by the fund and taxes on any gain or loss realized upon the sale of the shares. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.

YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND LIKELY WILL DIFFER FROM THE RESULTS SHOWN BELOW. IN ADDITION, AFTER-TAX RETURNS MAY NOT BE RELEVANT IF YOU HOLD YOUR FUND SHARES THROUGH A TAX-DEFERRED ARRANGEMENT, SUCH AS A 401(K) PLAN, INDIVIDUAL RETIREMENT ACCOUNT (IRA) OR
COLLEGEAMERICA/(R)/ ACCOUNT.

Unlike the Investment Results table on page 4, the Additional Investment Results table on page 8 reflects the fund's results calculated without sales charges.

                                  Washington Mutual Investors Fund / Prospectus

 INVESTMENT RESULTS (WITH MAXIMUM SALES CHARGES)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                       1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52
 Before taxes                          3.58%    4.21%    12.87%      12.77%
 After taxes on distributions/2/       3.16     3.11     10.95         N/A
 After taxes on distributions and      2.86     3.11     10.46         N/A
sale of fund shares


                                    1 YEAR   LIFETIME/1/
---------------------------------------------------------
 CLASS B -- FIRST SOLD 3/15/00
 Before taxes                       4.07%       6.49%
 CLASS C -- FIRST SOLD 3/15/01
 Before taxes                       8.01        4.39
 CLASS F -- FIRST SOLD 3/15/01
 Before taxes                       9.85        5.21
 CLASS 529-A -- FIRST SOLD 2/15/02
 Before taxes                       3.52        4.32
 CLASS 529-B -- FIRST SOLD 2/19/02
 Before taxes                       3.87        4.94
 CLASS 529-C -- FIRST SOLD 2/15/02
 Before taxes                       7.89        5.56
 CLASS 529-E -- FIRST SOLD 3/1/02
 Before taxes                       9.47        5.03
 CLASS 529-F -- FIRST SOLD 9/16/02
 Before taxes                       9.69       14.66



                                   1 YEAR   5 YEARS   10 YEARS    LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES (BEFORE TAXES)
 S&P 500/3/                        10.87%    -2.30%    12.07%        11.43%
 Lipper Growth and Income Funds    11.72      1.65     10.72           N/A
Index/4/
-------------------------------------------------------------------------------
 Class A 30-day yield at April 30, 2005: 2.02%/5/
 (For current yield information, please call American FundsLine at
800/325-3590.)



1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 After-tax returns are hypothetical, calculated using individual federal income tax rates, as described on page 3.
3 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
4 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
5 Reflects a fee waiver (2.00% without the waiver) as described in the Annual
 Fund Operating Expenses table under "Fees and expenses of the fund."

Washington Mutual Investors Fund / Prospectus

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                        CLASS A/1/  CLASS B/1/  CLASS C/1/  CLASS 529-E/2/   CLASS F/1,3/
--------------------------------------------------------------------------------------------
 Maximum initial sales
 charge on purchases    5.75%/4/       none        none          none             none
 (as a percentage of
 offering price)
--------------------------------------------------------------------------------------------
 Maximum sales charge      none        none        none          none             none
 on reinvested
 dividends
--------------------------------------------------------------------------------------------
 Maximum contingent      none/5/    5.00%/6/    1.00%/7/         none             none
 deferred sales charge
--------------------------------------------------------------------------------------------
 Redemption or             none        none        none          none             none
 exchange fees


1 Includes a version of this class offered through CollegeAmerica, a 529 college savings plan sponsored by the Virginia College Savings Plan,/SM/ an agency of the Commonwealth of Virginia. CollegeAmerica accounts are subject to a $10 account set-up fee and an annual $10 account maintenance fee, which are not reflected in this table.
2 Class 529-E shares are available only through CollegeAmerica to employer-sponsored plans. CollegeAmerica accounts are subject to a $10 account set-up fee and an annual $10 account maintenance fee, which are not reflected in this table.
3 Class F and 529-F shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund's distributor and to certain registered investment advisers.

4 The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.
5 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge.
6 The contingent deferred sales charge is reduced one year after purchase and eliminated after six years.
7 The contingent deferred sales charge is eliminated one year after purchase.




 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                    CLASS A  CLASS B  CLASS C  CLASS F
-------------------------------------------------------------------------------
 Management fees                     0.27%    0.27%    0.27%    0.27%
-------------------------------------------------------------------------------
 Distribution and/or service         0.24     1.00     1.00     0.25
 (12b-1) fees/8/
-------------------------------------------------------------------------------
 Other expenses/9/                   0.10     0.11     0.19     0.17
-------------------------------------------------------------------------------
 Total annual fund operating         0.61     1.38     1.46     0.69
 expenses/10/

                                     CLASS    CLASS    CLASS    CLASS    CLASS
                                     529-A    529-B    529-C    529-E    529-F
-------------------------------------------------------------------------------
 Management fees                     0.27%    0.27%    0.27%    0.27%    0.27%
-------------------------------------------------------------------------------
 Distribution and/or service         0.16     1.00     1.00     0.50     0.25
 (12b-1) fees/11/
-------------------------------------------------------------------------------
 Other expenses/9,12/                0.28     0.31     0.30     0.28     0.28
-------------------------------------------------------------------------------
 Total annual fund operating         0.71     1.58     1.57     1.05     0.80
 expenses/10/



8 Class A and F 12b-1 fees may not exceed .25% and .50%, respectively, of each class' average net assets annually. Class B and C 12b-1 fees are 1.00% of each class' average net assets annually.
9 Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically ranges from $3 per account to $19 per account.
10 The fund's investment adviser and business manager began waiving 5% of their management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect the waivers. Information regarding the effect of the waivers on total annual fund operating expenses can be found in the Financial Highlights table and the audited financial statements in the fund's annual report.
11 Class 529-A and 529-F 12b-1 fees may not exceed .50% of each class' average net assets annually. Class 529-B and 529-C 12b-1 fees are 1.00% of each class' average net assets annually. Class 529-E 12b-1 fees may not exceed .75% of the class' average net assets annually.
12 Includes .10% paid to the Virginia College Savings Plan for administrative services it provides in overseeing CollegeAmerica.

                                  Washington Mutual Investors Fund / Prospectus

EXAMPLES

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. The examples do not reflect the impact of any fee waivers or expense reimbursements. The examples assuming redemption do not reflect the effect of any taxable gain or loss at the time of the redemption.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:


                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 Class A/1/                                 $634    $759    $  896     $1,293
-------------------------------------------------------------------------------
 Class B -- assuming redemption/2/           640     837       955      1,447
-------------------------------------------------------------------------------
 Class B -- assuming no redemption/3/        140     437       755      1,447
-------------------------------------------------------------------------------
 Class C -- assuming redemption/4/           249     462       797      1,746
-------------------------------------------------------------------------------
 Class C -- assuming no redemption           149     462       797      1,746
-------------------------------------------------------------------------------
 Class F -- excludes intermediary fees/5/     70     221       384        859
-------------------------------------------------------------------------------
 Class 529-A/1,6/                            663     828     1,006      1,512
-------------------------------------------------------------------------------
 Class 529-B -- assuming                     680     938     1,117      1,746
redemption/2,6/
-------------------------------------------------------------------------------
 Class 529-B -- assuming no                  180     538       917      1,746
redemption/3,6/
-------------------------------------------------------------------------------
 Class 529-C -- assuming                     279     534       912      1,967
redemption/4,6/
-------------------------------------------------------------------------------
 Class 529-C -- assuming no redemption/6/    179     534       912      1,967
-------------------------------------------------------------------------------
 Class 529-E/6/                              127     373       637      1,385
-------------------------------------------------------------------------------
 Class 529-F -- excludes intermediary        102     295       503      1,094
fees/5,6/



1 Reflects the maximum initial sales charge in the first year.
2 Reflects applicable contingent deferred sales charges through year six and Class A or 529-A expenses for years nine and 10 because Class B and 529-B shares automatically convert to Class A and 529-A shares, respectively, after eight years.
3 Reflects Class A or 529-A expenses for years nine and 10 because Class B and 529-B shares automatically convert to Class A and 529-A shares, respectively, after eight years.
4 Reflects a contingent deferred sales charge in the first year.

5 Does not include fees charged by financial intermediaries, which are independent of fund expenses and will increase the overall cost of your investment. Intermediary fees typically range from .75% to 1.50% of assets annually depending on the services offered.
6 Reflects an initial $10 account set-up fee and an annual $10 CollegeAmerica account maintenance fee.

Washington Mutual Investors Fund / Prospectus

Investment objective, strategies and risks

The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above-average yield and a below-average price-to-earnings ratio in relation to Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

                                  Washington Mutual Investors Fund / Prospectus

ADDITIONAL INVESTMENT RESULTS

Unlike the Investment Results table on page 4, the table below reflects the fund's results calculated without sales charges.

 ADDITIONAL INVESTMENTS RESULTS (WITHOUT SALES CHARGES)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                       1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52
 Before taxes                          9.92%    5.45%    13.54%      12.90%
 After taxes on distributions/2/       9.46     4.33     11.61         N/A
 After taxes on distributions and      7.01     4.18     11.08         N/A
sale of fund shares
-------------------------------------------------------------------------------


                                    1 YEAR   LIFETIME/1/
---------------------------------------------------------
 CLASS B -- FIRST SOLD 3/15/00
 Before taxes                       9.07%       6.82%
---------------------------------------------------------
 CLASS C -- FIRST SOLD 3/15/01
 Before taxes                       9.01        4.39%
---------------------------------------------------------
 CLASS F -- FIRST SOLD 3/15/01
 Before taxes                       9.85        5.21
---------------------------------------------------------
 CLASS 529-A -- FIRST SOLD 2/15/02
 Before taxes                       9.83        6.49
---------------------------------------------------------
 CLASS 529-B -- FIRST SOLD 2/19/02
 Before taxes                       8.87        6.20
---------------------------------------------------------
 CLASS 529-C -- FIRST SOLD 2/15/02
 Before taxes                       8.89        5.56
---------------------------------------------------------
 CLASS 529-E -- FIRST SOLD 3/1/02
 Before taxes                       9.47        5.03
---------------------------------------------------------
 CLASS 529-F -- FIRST SOLD 9/16/02
 Before taxes                       9.69       14.66
---------------------------------------------------------



                            1 YEAR     5 YEARS     10 YEARS      LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES (BEFORE TAXES)
 S&P 500/3/                 10.87%      -2.30%      12.07%          11.43%
 Lipper Growth and Income   11.72        1.65       10.72             N/A
Funds Index/4/
 Class A distribution rate at December 31, 2004: 1.90%/5/
 (For current distribution rate information, please call American FundsLine at 800/325-3590.)



1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 After-tax returns are hypothetical, calculated using individual federal income tax rates, as described on page 3.
3 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
4 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month period. Capital gain distributions, if any, are added back to the net asset value to determine the rate.

Washington Mutual Investors Fund / Prospectus

 INDUSTRY SECTOR HOLDINGS AS OF APRIL 30, 2005
                                                 PERCENT OF NET ASSETS
 Financials                                             21.45%
-----------------------------------------------------------------------
 Industrials                                            12.16
-----------------------------------------------------------------------
 Health care                                            11.21
-----------------------------------------------------------------------
 Energy                                                  9.58
-----------------------------------------------------------------------
 Consumer staples                                        8.96
-----------------------------------------------------------------------
 Other industries                                       33.73
-----------------------------------------------------------------------
 Convertible securities                                  0.22
-----------------------------------------------------------------------
 Cash & equivalents                                      2.69
-----------------------------------------------------------------------




 TEN LARGEST HOLDINGS AS OF APRIL 30, 2005
                                              PERCENT OF NET ASSETS
 JPMorgan Chase                                       2.81%
--------------------------------------------------------------------
 General Electric                                     2.80
--------------------------------------------------------------------
 Exxon Mobil                                          2.75
--------------------------------------------------------------------
 ChevronTexaco                                        2.66
--------------------------------------------------------------------
 Bristol-Myers Squibb                                 2.27
--------------------------------------------------------------------
 Citigroup                                            2.26
--------------------------------------------------------------------
 SBC Communications                                   1.87
--------------------------------------------------------------------
 Bank of America                                      1.85
--------------------------------------------------------------------
 BellSouth                                            1.76
--------------------------------------------------------------------
 Fannie Mae                                           1.69



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at americanfunds.com.

                                  Washington Mutual Investors Fund / Prospectus

Management and organization

BUSINESS MANAGER

Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's contractual service providers, including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, DC 20005.

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 135 South State College Boulevard, Brea, California 92821. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under "Fees and expenses of the fund."

EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's equity and/or fixed-income portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Subject to best execution, the investment adviser may consider investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions. However, when the investment adviser places orders for the fund's portfolio transactions, it does not

Washington Mutual Investors Fund / Prospectus give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser.

PORTFOLIO HOLDINGS

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund's details page on the website. A list of the fund's top 10 equity holdings (updated as of each month-end) and a link to the fund's complete list of publicly disclosed portfolio holdings (updated as of each calendar quarter-end) are located in the lower portion of this website page. These lists are posted to the website generally within 30 days from the end of the applicable month or quarter. Both lists remain available on the website until new information for the next month or quarter is posted.

A description of the fund's policies and procedures regarding disclosure of information about its portfolio securities is available in the statement of additional information.

                                  Washington Mutual Investors Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies, under the oversight of Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

The primary individual portfolio counselors for Washington Mutual Investors Fund are:



                                               PRIMARY TITLE WITH      PORTFOLIO
                            PORTFOLIO          INVESTMENT ADVISER      COUNSELOR'S
                            COUNSELOR          (OR AFFILIATE)          ROLE IN
                            EXPERIENCE         AND INVESTMENT          MANAGEMENT
 PORTFOLIO COUNSELOR       IN THIS FUND        EXPERIENCE              OF THE FUND
---------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR           15 years          Executive Vice          Serves as an equity
                      (plus 4 years of prior   President and           portfolio counselor
                         experience as an      Director, Capital
                        investment analyst     Research and
                          for the fund)        Management Company

                                               Investment
                                               professional for 22
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER           25 years          Senior Vice             Serves as an equity
                      (plus 8 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 39
                                               years in total; 33
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ALAN N. BERRO               8 years           Senior Vice             Serves as an equity
                      (plus 6 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 19
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES K. DUNTON             27 years          Senior Vice President   Serves as an equity
                      (plus 7 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 43
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 J. DALE HARVEY              9 years           Vice President,         Serves as an equity
                      (plus 4 years of prior   Capital Research and    portfolio counselor
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 16
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 GREGORY D. JOHNSON          4 years           Senior Vice             Serves as an equity
                        (plus 10 years of      President, Capital      portfolio counselor
                              prior            Research Company
                         experience as an
                        investment analyst     Investment
                          for the fund)        professional for 12
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES B. LOVELACE           15 years          Senior Vice President   Serves as an equity
                      (plus 2 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 23
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL         13 years          Senior Vice President   Serves as an equity
                        (plus 17 years of      and Director, Capital   portfolio counselor
                              prior            Research and
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 33
                                               years in total; 30
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------

Washington Mutual Investors Fund / Prospectus

Additional information regarding the portfolio counselors' compensation, other accounts managed and ownership of securities in the fund can be found in the statement of additional information.

                                  Washington Mutual Investors Fund / Prospectus

Shareholder information

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers a wide range of services that you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
Call toll-Free from anywhere in the United States
(8 a.m. to 8 p.m. ET): 800/421-0180
Access the American Funds website : americanfunds.com

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
service center     service center      service center         service center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 25065     P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Santa Ana,         San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
California         78265-9522          46206-6007             23501-2280
92799-5065         Fax: 210/474-4352   Fax: 317/735-6636      Fax: 757/670-4761
Fax: 714/671-7133


A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS ENTITLED WELCOME. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO THEIR COLLEGEAMERICA ACCOUNT(S). These documents are available by writing or calling American Funds Service Company.

Washington Mutual Investors Fund / Prospectus

Choosing a share class

The fund offers different classes of shares through this prospectus. Class A, B, C and F shares may be purchased through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Investors residing in any state may purchase Class 529-A, 529-B, 529-C, 529-E and 529-F shares through an account established with CollegeAmerica. Class 529-A, 529-B, 529-C and 529-F shares are structured similarly to the corresponding Class A, B, C and F shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares. Class 529-E shares are available only to investors participating in CollegeAmerica through an eligible employer plan.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES OR, IN THE CASE OF A COLLEGEAMERICA INVESTMENT, CLASS 529-A SHARES.

Factors you should consider in choosing a class of shares include:

.. how long you expect to own the shares;

.. how much you intend to invest;

.. total expenses associated with owning shares of each class;

.. whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

.. whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses);

.. availability of share classes:

 -- Class B and C shares are not available to retirement plans that do not currently invest in such shares and are eligible to invest in Class R shares, including employer-sponsored retirement plans such as defined benefit plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit-sharing plans; and

 -- Class F and 529-F shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund's distributor and to certain registered investment advisers.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

UNLESS OTHERWISE NOTED, REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES.

                                  Washington Mutual Investors Fund / Prospectus

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

 CLASS A SHARES
 Initial sales charge    up to 5.75% (reduced for purchases of $25,000 or more
                         and eliminated for purchases of $1 million or more)
 Contingent deferred     none (except that a charge of 1.00% applies to certain
 sales charge            redemptions made within one year following purchases
                         of $1 million or more without an initial sales charge)
 12b-1 fees              up to .25% annually (for 529-A shares, may not exceed
                         .50% annually)
 Dividends               generally higher than other classes due to lower
                         annual expenses
 Purchase maximum        none
 Conversion              none

 CLASS B SHARES
 Initial sales charge    none
 Contingent deferred     starts at 5.00% and declines until it reaches 0% after
 sales charge            six years
 12b-1 fees              1.00% annually
 Dividends               generally lower than A and F shares due to higher
                         12b-1 fees and other expenses, but higher than C
                         shares due to lower other expenses
 Purchase maximum        $50,000 per transaction
 Conversion              automatic conversion to A or 529-A shares after eight
                         years, reducing future annual expenses

 CLASS C SHARES
 Initial sales charge    none
 Contingent deferred     1.00% if shares are sold within one year after
 sales charge            purchase
 12b-1 fees              1.00% annually
 Dividends               generally lower than other classes due to higher 12b-1
                         fees and other expenses
 Purchase maximum        $500,000 per transaction
 Conversion              automatic conversion to F shares after 10 years,
                         reducing future annual expenses (529-C shares will not
                         convert to 529-F shares)

 CLASS 529-E SHARES
 Initial sales charge    none
 Contingent deferred     none
 sales charge
 12b-1 fees              currently .50% annually (may not exceed .75% annually)
 Dividends               generally higher than 529-B and 529-C shares due to
                         lower 12b-1 fees, but lower than 529-A and 529-F
                         shares due to higher 12b-1 fees
 Purchase maximum        none
 Conversion              none

 CLASS F SHARES
 Initial sales charge    none
 Contingent deferred     none
 sales charge
 12b-1 fees              currently .25% annually (may not exceed .50% annually)
 Dividends               generally higher than B and C shares due to lower
                         12b-1 fees, but lower than A shares due to higher
                         other expenses
 Purchase maximum        none
 Conversion              none

Washington Mutual Investors Fund / Prospectus

Purchase and exchange of shares

THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU OR ANY PERSON(S) ACTING ON YOUR BEHALF IN ORDER TO VERIFY YOUR OR SUCH PERSON'S IDENTITY. IF YOU DO NOT PROVIDE THE INFORMATION, THE TRANSFER AGENT MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY OR THAT OF ANOTHER PERSON(S) AUTHORIZED TO ACT ON YOUR BEHALF, OR BELIEVES IT HAS IDENTIFIED POTENTIALLY CRIMINAL ACTIVITY, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION THEY DEEM REASONABLE OR REQUIRED BY LAW.

PURCHASE OF CLASS A, B AND C SHARES

You may generally open an account and purchase Class A, B and C shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

PURCHASE OF CLASS F SHARES

You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisers. These dealers and advisers typically charge ongoing fees for services they provide.

PURCHASE OF CLASS 529 SHARES

Class 529 shares may be purchased only through a CollegeAmerica account. You may open a CollegeAmerica account and purchase 529 shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell a CollegeAmerica account. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating in CollegeAmerica through an eligible employer plan.

CollegeAmerica is sponsored by and is a registered trademark of the Virginia College Savings Plan, an agency of the Commonwealth of Virginia.

EXCHANGE

Generally, you may exchange your shares into shares of the same class of other American Funds without a sales charge. Class A, C or F shares may generally be exchanged into the

                                  Washington Mutual Investors Fund / Prospectus
corresponding 529 share class without a sales charge. Class B shares may not be exchanged into Class 529-B shares. EXCHANGES FROM CLASS A, C OR F SHARES TO THE CORRESPONDING 529 SHARE CLASS, PARTICULARLY IN THE CASE OF UNIFORM GIFTS TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT CUSTODIAL ACCOUNTS, MAY RESULT IN SIGNIFICANT LEGAL AND TAX CONSEQUENCES AS DESCRIBED IN THE COLLEGEAMERICA PROGRAM DESCRIPTION. PLEASE CONSULT YOUR FINANCIAL ADVISER BEFORE MAKING SUCH AN EXCHANGE.

Exchanges of shares from American Funds money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation. See "Transactions by telephone, fax or the Internet" for information regarding electronic exchanges.

FREQUENT TRADING OF FUND SHARES

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under the fund's "purchase blocking policy," any American Funds shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from an American Fund (other than an American Funds money market fund) will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. American Funds Service Company will work with intermediaries to develop such procedures or other procedures that American Funds Service Company determines are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Washington Mutual Investors Fund / Prospectus

Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

PURCHASE MINIMUMS AND MAXIMUMS


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
-------------------------------------------------------------------------------
 To establish an account (including retirement plan and               $    250
 CollegeAmerica accounts)
    With an automatic investment plan                                       50
    For a retirement plan account through payroll deduction                 25
    or an employer-sponsored CollegeAmerica account
 To add to an account                                                       50
    For a retirement plan account through payroll deduction                 25
    or an employer-sponsored CollegeAmerica account
-------------------------------------------------------------------------------
 PURCHASE MAXIMUM PER TRANSACTION FOR CLASS B SHARES                    50,000
-------------------------------------------------------------------------------
 PURCHASE MAXIMUM PER TRANSACTION FOR CLASS C SHARES                   500,000



Due to the current maximum contribution limit for a CollegeAmerica account, the effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F shares are each $250,000. See the CollegeAmerica Program Description for more information.

If you have significant American Funds or American Legacy holdings, you may not be eligible to invest in Class B or C shares (or their corresponding 529 share classes). Specifically, you may not purchase Class B or 529-B shares if you are eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

VALUING SHARES

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available or are not

                                  Washington Mutual Investors Fund / Prospectus
considered reliable. Use of these procedures is intended to result in more appropriate net asset values.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Sales charges

CLASS A SHARES

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.



                                       SALES CHARGE AS A
                                         PERCENTAGE OF:
                                                                 DEALER
                                                   NET         COMMISSION
                                       OFFERING   AMOUNT     AS A PERCENTAGE
 INVESTMENT                             PRICE    INVESTED   OF OFFERING PRICE
------------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%           5.00%
------------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00      5.26            4.25
------------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50      4.71            3.75
------------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50      3.63            2.75
------------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50      2.56            2.00
------------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00      2.04            1.60
------------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50      1.52            1.20
------------------------------------------------------------------------------
 $1 million or more and certain other   none      none      see below
 investments described below
------------------------------------------------------------------------------



The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Washington Mutual Investors Fund / Prospectus

EXCEPT AS PROVIDED BELOW, INVESTMENTS IN CLASS A SHARES OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF THE SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

.. investments in Class A shares made by endowments or foundations with $50 million or more in assets;

.. investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

.. certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" below for more information).

The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see "Plans of distribution" below).

A transfer from the Virginia Prepaid Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds, and employees of The Capital Group Companies. Please see the statement of additional information for more information.

 EMPLOYER-SPONSORED RETIREMENT PLANS

 Employer-sponsored retirement plans not currently invested in Class A shares and wishing to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares, which are described in more detail in the fund's retirement plan prospectus.

 Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares.

                                  Washington Mutual Investors Fund / Prospectus

 Employer-sponsored retirement plans not currently investing in Class A shares without a sales charge are not eligible to establish a statement of intention to purchase $1 million or more of American Funds shares in order to qualify to purchase without a sales charge. More information about statements of intention can be found under "Sales charge reductions and waivers."

 Employer-sponsored retirement plans that invested in Class A shares without any sales charge on or before March 31, 2004, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

CLASS B AND C SHARES

Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES
YEAR OF REDEMPTION:                1    2    3    4    5    6     7+
----------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE:  5%   4%   4%   3%   2%   1%    0%


For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent deferred sales charge waivers" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

See "Plans of distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

CONVERSION OF CLASS B AND C SHARES

Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in

Washington Mutual Investors Fund / Prospectus the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this happens, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

CLASS 529-E AND CLASS F SHARES

Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

                                  Washington Mutual Investors Fund / Prospectus

Sales charge reductions and waivers

TO RECEIVE A REDUCTION IN YOUR CLASS A INITIAL SALES CHARGE, YOU MUST LET YOUR FINANCIAL ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW AT THE TIME YOU PURCHASE SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW THAT YOU ARE ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds. To have your Class A, B or C contingent deferred sales charge waived, you must let your adviser or American Funds Service Company know at the time you redeem shares that you qualify for such a waiver.

REDUCING YOUR CLASS A INITIAL SALES CHARGE

Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21) may combine all of your American Funds and American Legacy/(R)/ investments to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of American Funds money market funds are excluded.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

 . trust accounts established by the above individuals (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust);

 . solely controlled business accounts; and

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuity contracts and variable life insurance policies, to qualify for a reduced Class A sales charge.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in any class of shares of the American Funds to determine your Class A sales charge. Alternatively, upon your request, you may take into account the amount you invested less any with-

Washington Mutual Investors Fund / Prospectus drawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). You should retain any records necessary to substantiate the historical amounts you have invested. In addition, you may also take into account the current value of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies to determine your Class A sales charge. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

 STATEMENT OF INTENTION

 You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period, as well as individual holdings in various American Legacy variable annuity contracts and variable life insurance policies, to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. At your request, purchases made during the previous 90 days may be included. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

RIGHT OF REINVESTMENT

Please see "How to sell shares" below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

.. permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

.. tax-free returns of excess contributions to IRAs;

.. redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

.. for 529 share classes only, redemptions due to a beneficiary's death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

.. redemptions due to the complete termination of a trust upon the death of the trustor/ grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

                                  Washington Mutual Investors Fund / Prospectus

.. the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for more information about waivers regarding these types of transactions):

 -- redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

 -- if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS THROUGH A LINK ON THE HOME PAGE OF THE AMERICAN FUNDS WEBSITE AT
AMERICANFUNDS.COM, FROM THE STATEMENT OF ADDITIONAL INFORMATION OR FROM YOUR FINANCIAL ADVISER.

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

.. rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

.. rollovers to IRAs that are attributable to American Funds investments, if they meet the following three requirements:

 -- the retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company;

 -- the plan's assets were invested in American Funds at the time of distribution; and

 -- the plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

TRANSFERS TO IRAS

Transfers to IRAs that are attributable to American Funds investments held in SIMPLE IRAs, SEPs or SARSEPs will not be subject to a sales charge if invested in Class A shares.

Washington Mutual Investors Fund / Prospectus

Plans of distribution

The fund has plans of distribution or "12b-1 plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses of up to .25% for Class A shares; up to .50% for Class 529-A shares; 1.00% for Class B, 529-B, C and 529-C shares; up to .75% for Class 529-E shares; and up to .50% for Class F and 529-F shares. For all share classes, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and expenses of the fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

                                  Washington Mutual Investors Fund / Prospectus

Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year's American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers were less than .02% of the assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 75 firms to facilitate educating financial advisers and shareholders about the American Funds.

Washington Mutual Investors Fund / Prospectus

How to sell shares

You may sell (redeem) shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

  -- over $75,000;

  -- made payable to someone other than the registered shareholder(s); or

  -- sent to an address other than the address of record, or an address of record that has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY OR USING THE INTERNET

 . Redemptions by telephone, fax or the Internet (including American
  FundsLine/(R)/ and americanfunds.com) are limited to $75,000 per American Funds shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashier's checks) for the shares purchased have cleared (normally 15 calendar days).

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a contingent deferred sales charge was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds money market funds that are reinvested in non-money market American Funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset

                                  Washington Mutual Investors Fund / Prospectus
value after your request is received and accepted by American Funds Service Company. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under "Frequent trading of fund shares." This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs."

TRANSACTIONS BY TELEPHONE, FAX OR THE INTERNET

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Washington Mutual Investors Fund / Prospectus

Distributions and taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value. Dividends and capital gain distributions for 529 share classes will be automatically reinvested.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gain distributions you receive from the fund will be subject to federal income tax and may also be subject to state or local taxes -- unless you are exempt from taxation.

For federal tax purposes, taxable dividends and distributions of short-term capital gains are taxable as ordinary income. Some or all of your dividends may be eligible for a reduced tax rate, if you meet a holding period requirement. The fund's distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

PLEASE SEE YOUR TAX ADVISER FOR MORE INFORMATION. HOLDERS OF 529 SHARES SHOULD REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR MORE INFORMATION REGARDING THE TAX CONSEQUENCES OF SELLING 529 SHARES.

                                  Washington Mutual Investors Fund / Prospectus

Financial highlights/1/

The Financial Highlights table is intended to help you understand the fund's results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                INCOME (LOSS) FROM INVESTMENT OPERATIONS/2/
                                                                    Net
                                                                   gains
                                                                (losses) on
                                                                 securities
                                     Net asset       Net           (both
                                      value,     investment       realized      Total from
                                     beginning     income           and         investment
                                     of period     (loss)       unrealized)     operations
----------------------------------------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2005                 $28.79       $ .67          $ 1.22          $ 1.89
 Year ended 4/30/2004                  23.99         .59            4.94            5.53
 Year ended 4/30/2003                  28.37         .55           (4.35)          (3.80)
 Year ended 4/30/2002                  29.80         .50            (.75)           (.25)
 Year ended 4/30/2001                  29.14         .57            3.17            3.74
----------------------------------------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2005                  28.64         .43            1.22            1.65
 Year ended 4/30/2004                  23.88         .37            4.92            5.29
 Year ended 4/30/2003                  28.25         .36           (4.32)          (3.96)
 Year ended 4/30/2002                  29.71         .25            (.72)           (.47)
 Year ended 4/30/2001                  29.11         .29            3.22            3.51
----------------------------------------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2005                  28.59         .41            1.22            1.63
 Year ended 4/30/2004                  23.84         .35            4.92            5.27
 Year ended 4/30/2003                  28.22         .35           (4.33)          (3.98)
 Year ended 4/30/2002                  29.70         .21            (.73)           (.52)
 Period from 3/15/2001 to 4/30/2001    28.32        (.02)           1.40            1.38
----------------------------------------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2005                  28.74         .64            1.22            1.86
 Year ended 4/30/2004                  23.95         .56            4.94            5.50
 Year ended 4/30/2003                  28.33         .53           (4.34)          (3.81)
 Year ended 4/30/2002                  29.79         .42            (.72)           (.30)
 Period from 3/15/2001 to 4/30/2001    28.37         .01            1.41            1.42
----------------------------------------------------------------------------------------------
 CLASS 529-A:
 Year ended 4/30/2005                 $28.76       $ .63          $ 1.23          $ 1.86
 Year ended 4/30/2004                  23.97         .56            4.95            5.51
 Year ended 4/30/2003                  28.36         .54           (4.35)          (3.81)
 Period from 2/15/2002 to 4/30/2002    27.71         .04             .75             .79
----------------------------------------------------------------------------------------------
 CLASS 529-B:
 Year ended 4/30/2005                  28.68         .38            1.21            1.59
 Year ended 4/30/2004                  23.91         .32            4.96            5.28
 Year ended 4/30/2003                  28.34         .32           (4.35)          (4.03)
 Period from 2/19/2002 to 4/30/2002    27.25        (.01)           1.22            1.21
----------------------------------------------------------------------------------------------
 CLASS 529-C:
 Year ended 4/30/2005                  28.67         .37            1.22            1.59
 Year ended 4/30/2004                  23.91         .32            4.93            5.25
 Year ended 4/30/2003                  28.33         .32           (4.34)          (4.02)
 Period from 2/15/2002 to 4/30/2002    27.71        (.01)            .75             .74
----------------------------------------------------------------------------------------------
 CLASS 529-E:
 Year ended 4/30/2005                  28.69         .53            1.22            1.75
 Year ended 4/30/2004                  23.92         .46            4.94            5.40
 Year ended 4/30/2003                  28.34         .45           (4.35)          (3.90)
 Period from 3/1/2002 to 4/30/2002     28.59         .01            (.13)           (.12)
----------------------------------------------------------------------------------------------
 CLASS 529-F:
 Year ended 4/30/2005                  28.74         .60            1.22            1.82
 Year ended 4/30/2004                  23.96         .53            4.95            5.48
 Period from 9/16/2002 to 4/30/2003    23.98         .32             .10             .42
----------------------------------------------------------------------------------------------
                                            DIVIDENDS AND DISTRIBUTIONS
                                                                                                                      Ratio of
                                                                                                                      expenses
                                                                                                                     to average
                                                                                                                     net assets
                                     Dividends                       Total      Net asset              Net assets,     before
                                     (from net   Distributions     dividends     value,                  end of         reim-
                                     investment      (from            and        end of      Total       period      bursements/
                                      income)    capital gains)  distributions   period    return/3/  (in millions)    waivers
----------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2005                  $(.60)        $(.23)         $(.83)       $29.85       6.55%      $61,185        .61 %
 Year ended 4/30/2004                   (.54)         (.19)          (.73)        28.79      23.19        57,027        .64
 Year ended 4/30/2003                   (.54)         (.04)          (.58)        23.99     (13.36)       43,701        .67
 Year ended 4/30/2002                   (.54)         (.64)         (1.18)        28.37       (.73)       50,669        .65
 Year ended 4/30/2001                   (.58)        (2.50)         (3.08)        29.80      13.54        48,700        .65
----------------------------------------------------------------------------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2005                   (.37)         (.23)          (.60)        29.69       5.75         2,902       1.38
 Year ended 4/30/2004                   (.34)         (.19)          (.53)        28.64      22.25         2,549       1.40
 Year ended 4/30/2003                   (.37)         (.04)          (.41)        23.88     (14.01)        1,538       1.45
 Year ended 4/30/2002                   (.35)         (.64)          (.99)        28.25      (1.50)        1,097       1.41
 Year ended 4/30/2001                   (.41)        (2.50)         (2.91)        29.71      12.67           289       1.42
----------------------------------------------------------------------------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2005                   (.35)         (.23)          (.58)        29.64       5.69         2,991       1.46
 Year ended 4/30/2004                   (.33)         (.19)          (.52)        28.59      22.19         2,460       1.48
 Year ended 4/30/2003                   (.36)         (.04)          (.40)        23.84     (14.10)        1,214       1.51
 Year ended 4/30/2002                   (.32)         (.64)          (.96)        28.22      (1.68)          678       1.51
 Period from 3/15/2001 to 4/30/2001       --            --             --         29.70       4.87            36        .23
----------------------------------------------------------------------------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2005                   (.57)         (.23)          (.80)        29.80       6.47         2,505        .69
 Year ended 4/30/2004                   (.52)         (.19)          (.71)        28.74      23.13         1,917        .71
 Year ended 4/30/2003                   (.53)         (.04)          (.57)        23.95     (13.42)          899        .74
 Year ended 4/30/2002                   (.52)         (.64)         (1.16)        28.33       (.89)          444        .78
 Period from 3/15/2001 to 4/30/2001       --            --             --         29.79       5.01            16        .12
----------------------------------------------------------------------------------------------------------------------------------
 CLASS 529-A:
 Year ended 4/30/2005                  $(.56)        $(.23)         $(.79)       $29.83       6.47%      $   633        .71 %
 Year ended 4/30/2004                   (.53)         (.19)          (.72)        28.76      23.07           426        .71
 Year ended 4/30/2003                   (.54)         (.04)          (.58)        23.97     (13.38)          199        .70
 Period from 2/15/2002 to 4/30/2002     (.14)           --           (.14)        28.36       2.82            49        .16
----------------------------------------------------------------------------------------------------------------------------------
 CLASS 529-B:
 Year ended 4/30/2005                   (.32)         (.23)          (.55)        29.72       5.52           148       1.58
 Year ended 4/30/2004                   (.32)         (.19)          (.51)        28.68      22.08           110       1.59
 Year ended 4/30/2003                   (.36)         (.04)          (.40)        23.91     (14.18)           53       1.62
 Period from 2/19/2002 to 4/30/2002     (.12)           --           (.12)        28.34       4.38            11        .30
----------------------------------------------------------------------------------------------------------------------------------
 CLASS 529-C:
 Year ended 4/30/2005                   (.32)         (.23)          (.55)        29.71       5.54           226       1.57
 Year ended 4/30/2004                   (.30)         (.19)          (.49)        28.67      22.06           156       1.58
 Year ended 4/30/2003                   (.36)         (.04)          (.40)        23.91     (14.18)           69       1.61
 Period from 2/15/2002 to 4/30/2002     (.12)           --           (.12)        28.33       2.65            15        .32
----------------------------------------------------------------------------------------------------------------------------------
 CLASS 529-E:
 Year ended 4/30/2005                   (.47)         (.23)          (.70)        29.74       6.09            35       1.05
 Year ended 4/30/2004                   (.44)         (.19)          (.63)        28.69      22.68            23       1.06
 Year ended 4/30/2003                   (.48)         (.04)          (.52)        23.92     (13.73)            9       1.08
 Period from 3/1/2002 to 4/30/2002      (.13)           --           (.13)        28.34       (.44)            1        .17
----------------------------------------------------------------------------------------------------------------------------------
 CLASS 529-F:
 Year ended 4/30/2005                   (.54)         (.23)          (.77)        29.79       6.35            21        .80
 Year ended 4/30/2004                   (.51)         (.19)          (.70)        28.74      23.00            11        .81
 Period from 9/16/2002 to 4/30/2003     (.40)         (.04)          (.44)        23.96       1.85             3        .82/5/
----------------------------------------------------------------------------------------------------------------------------------

                                      Ratio of
                                      expenses
                                     to average
                                     net assets    Ratio of net
                                        after         income
                                        reim-         (loss)
                                     bursements/    to average
                                     waivers/4/     net assets
----------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2005                   .60 %         2.24 %
 Year ended 4/30/2004                   .64           2.14
 Year ended 4/30/2003                   .67           2.28
 Year ended 4/30/2002                   .65           1.72
 Year ended 4/30/2001                   .65           1.95
----------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2005                  1.37           1.47
 Year ended 4/30/2004                  1.40           1.36
 Year ended 4/30/2003                  1.45           1.52
 Year ended 4/30/2002                  1.41            .88
 Year ended 4/30/2001                  1.42            .99
----------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2005                  1.45           1.39
 Year ended 4/30/2004                  1.48           1.27
 Year ended 4/30/2003                  1.51           1.46
 Year ended 4/30/2002                  1.51            .72
 Period from 3/15/2001 to 4/30/2001     .23           (.07 )
----------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2005                   .68           2.15
 Year ended 4/30/2004                   .71           2.04
 Year ended 4/30/2003                   .74           2.24
 Year ended 4/30/2002                   .78           1.46
 Period from 3/15/2001 to 4/30/2001     .12            .04
----------------------------------------------------------------
 CLASS 529-A:
 Year ended 4/30/2005                   .70 %         2.12 %
 Year ended 4/30/2004                   .71           2.03
 Year ended 4/30/2003                   .70           2.29
 Period from 2/15/2002 to 4/30/2002     .16            .14
----------------------------------------------------------------
 CLASS 529-B:
 Year ended 4/30/2005                  1.57           1.26
 Year ended 4/30/2004                  1.59           1.15
 Year ended 4/30/2003                  1.62           1.36
 Period from 2/19/2002 to 4/30/2002     .30           (.02 )
----------------------------------------------------------------
 CLASS 529-C:
 Year ended 4/30/2005                  1.56           1.27
 Year ended 4/30/2004                  1.58           1.15
 Year ended 4/30/2003                  1.61           1.38
 Period from 2/15/2002 to 4/30/2002     .32           (.03 )
----------------------------------------------------------------
 CLASS 529-E:
 Year ended 4/30/2005                  1.04           1.79
 Year ended 4/30/2004                  1.06           1.68
 Year ended 4/30/2003                  1.08           1.92
 Period from 3/1/2002 to 4/30/2002      .17            .04
----------------------------------------------------------------
 CLASS 529-F:
 Year ended 4/30/2005                   .79           2.03
 Year ended 4/30/2004                   .81           1.90
 Period from 9/16/2002 to 4/30/2003     .82/5/        2.25/5/
----------------------------------------------------------------



                                       32

Washington Mutual Investors Fund / Prospectus

(The Financial Highlights table continues on the following page.)

                                       33
                                  Washington Mutual Investors Fund / Prospectus

                                           YEAR ENDED APRIL 30
                           2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
RATE FOR ALL CLASSES       16%         12%         21%         22%          25%
OF SHARES



1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

2 Based on average shares outstanding.
3 Total returns exclude all sales charges, including contingent deferred sales charges.
4 The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company and Washington Management Corporation. See the Annual Fund Operating Expenses table under "Fees and expenses of the fund" and the audited financial statements in the fund's annual report for more information.

5 Annualized.

                                       34
Washington Mutual Investors Fund / Prospectus

NOTES

                                  Washington Mutual Investors Fund / Prospectus

 [logo - American Funds (r)]


                                         The right choice for the long term/(R)/


          FOR SHAREHOLDER          American Funds Service Company
          SERVICES                 800/421-0180
          FOR RETIREMENT PLAN      Call your employer or plan
          SERVICES                 administrator
          FOR DEALER SERVICES      American Funds Distributors
                                   800/421-9900
          FOR                      American Funds Service Company
          COLLEGEAMERICA/(R)/      800 /421-0180, ext. 529
          FOR 24                   American FundsLine/(R)/
          -HOUR INFORMATION        800/325-3590
                                   americanfunds.com

          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality-assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund's investment strategies, and the independent registered public accounting firm's report (in the annual report).

COLLEGEAMERICA PROGRAM DESCRIPTION The CollegeAmerica Program Description contains additional information about the policies and services related to CollegeAmerica accounts.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The current SAI, as amended from time to time, contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund's business manager, and the fund's investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, DC (202/942-8090) or on the EDGAR database on the SEC's website at www.sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The current SAI is also available on americanfunds.com.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you would like to opt out of household mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or CollegeAmerica Program Description, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, NW, Washington, DC 20005.

[LOGO - recycled bug]





Printed on recycled paper
MFGEPR-901-0705P Litho in USA             Investment Company File No. 811-604
CGD/MC/8023
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds      Capital Research and Management     Capital International       Capital Guardian       Capital Bank and Trust

 [logo - American Funds (r)]

                                         The right choice for the long term/(R)/




 Washington Mutual Investors Fund/SM/


 PROSPECTUS
 ADDENDUM





 July 1, 2005





 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Class R-5 shares of Washington Mutual Investors Fund are available to certain clients of the Personal Investment Management group of Capital Guardian Trust Company./SM/ Accordingly, for these shareholders, the following information should be read in conjunction with the prospectus for this fund.

Fees and expenses of the fund -- pages 5-6

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                     CLASS R-5
-------------------------------------------------------------------------------
 Maximum initial sales charge on purchases (as a percentage of          none
 offering price)
-------------------------------------------------------------------------------
 Maximum sales charge on reinvested dividends                           none
-------------------------------------------------------------------------------
 Maximum contingent deferred sales charge                               none
-------------------------------------------------------------------------------
 Redemption or exchange fees                                            none



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                  CLASS R-5
--------------------------------------------------------------
 Management fees                                    0.27%
--------------------------------------------------------------
 Distribution and/or service (12b-1) fees            none
--------------------------------------------------------------
 Other expenses/1/                                  0.11
--------------------------------------------------------------
 Total annual fund operating expenses/2/            0.38



1 A portion of the fund's expenses may be used to pay third parties (including affiliates of the fund's investment adviser) that provide recordkeeping services to retirement plans invested in the fund.

2 The fund's investment adviser and business manager began waiving 5% of their management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect these waivers. Information regarding the effect of the waivers on total annual fund operating expenses can be found in the Financial Highlights table and the audited financial statements in the fund's annual report.

EXAMPLE

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. The example does not reflect the impact of any fee waivers or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:




                         1 YEAR  3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------
 Class R-5                $39     $122     $213       $480
-------------------------------------------------------------

Purchase and exchange of shares -- pages 17-20

PURCHASE OF CLASS R-5 SHARES

Class R-5 shares of the fund are available to certain clients of the Personal Investment Management group of Capital Guardian Trust Company. Please contact Capital Guardian Trust Company if you wish to purchase Class R-5 shares of the fund.

Sales charges -- pages 20-23

CLASS R-5 SHARES

Class R-5 shares are sold without any initial or contingent deferred sales charge. In addition, no compensation is paid to investment dealers on sales of Class R-5 shares.

Financial highlights/1/ -- pages 32-34

The Financial Highlights table is intended to help you understand the fund's results. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                INCOME (LOSS) FROM INVESTMENT OPERATIONS/2/
                                                                    Net
                                                                   gains
                                                                (losses) on
                                                                 securities
                                     Net asset                     (both
                                      value,         Net          realized      Total from
                                     beginning   investment         and         investment
                                     of period     income       unrealized)     operations
----------------------------------------------------------------------------------------------
CLASS R-5:
 Year ended 4/30/2005                 $28.79        $.73           $1.22          $1.95
 Year ended 4/30/2004                  23.99         .65            4.94           5.59
 Period from 5/15/2002 to 4/30/2003    28.84         .57           (4.78)         (4.21)
                                           DIVIDENDS AND DISTRIBUTIONS
                                                                                                                   Ratio of
                                                                                                                   expenses
                                                                                                                  to average
                                                                                                                  net assets
                                     Dividends   Distributions      Total      Net asset            Net assets,     before
                                     (from net       (from        dividends     value,                end of         reim-
                                     investment     capital          and        end of     Total      period      bursements/
                                      income)       gains)      distributions   period    return   (in millions)    waivers
-------------------------------------------------------------------------------------------------------------------------------
CLASS R-5:
 Year ended 4/30/2005                  $(.66)       $(.23)         $(.89)       $29.85      6.78%      $619          .38 %
 Year ended 4/30/2004                   (.60)        (.19)          (.79)        28.79     23.49        395          .39
 Period from 5/15/2002 to 4/30/2003     (.60)        (.04)          (.64)        23.99    (14.57)       230          .41/4/

                                      Ratio of
                                      expenses
                                     to average
                                     net assets     Ratio of
                                        after         net
                                        reim-      income to
                                     bursements/    average
                                     waivers/3/    net assets
--------------------------------------------------------------
CLASS R-5:
 Year ended 4/30/2005                   .37 %        2.45 %
 Year ended 4/30/2004                   .39          2.36
 Period from 5/15/2002 to 4/30/2003     .41/4/       2.51/4/




                                           YEAR ENDED APRIL 30
                           2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
RATE FOR ALL CLASSES       16%         12%         21%         22%          25%
OF SHARES


1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Based on average shares outstanding.
3 The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company and Washington Management Corporation. See the Annual Fund Operating Expenses table under "Fees and expenses of the fund" and the audited financial statements in the fund's annual report for more information.

4 Annualized.



                   WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B

                      Statement of Additional Information

                                July 1, 2005


This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated July 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                             TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        5
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        7
Execution of portfolio transactions . . . . . . . . . . . . . . . .       29
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       30
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       32
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       37
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       41
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Shareholder account services and privileges . . . . . . . . . . . .       45
General information . . . . . . . . . . . . . . . . . . . . . . . .       48
Financial statements




                   Washington Mutual Investors Fund -- Page 1

               CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


NON-U.S. SECURITIES -- The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Generally, the S&P 500 Index is comprised of U.S. based companies. However, several companies in the index are currently domiciled in countries such as Bermuda although their operations may be substantially conducted in the United States. The fund may also hold securities of non-U.S. companies when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of


                   Washington Mutual Investors Fund -- Page 2 the merger. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                   Washington Mutual Investors Fund -- Page 3

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2005 and 2004 were 16% and 12%, respectively, and the average of the last five years was 19%. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds


                   Washington Mutual Investors Fund -- Page 4 among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.


                   Washington Mutual Investors Fund -- Page 5

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


NONFUNDAMENTAL POLICIES -- The following policy may be changed by the Board of Directors without shareholder approval:


The fund may not issue senior securities, except as permitted by the 1940 Act.


                   Washington Mutual Investors Fund -- Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS


                                     YEAR FIRST                                   NUMBER OF PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ OVERSEEN   OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/         PAST FIVE YEARS             BY DIRECTOR               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Director       1983        President, Investment                   3            JPMorgan Value
 Age: 71                                            Services                                             Opportunities Fund
                                                    International Co. LLC
                                                    (private investment company
                                                    for various operating
                                                    entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director       2001        Retired Comptroller General             1            DeVry, Inc.; SI
 Age: 74                                            of the United States                                 International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director       1997        Vice Chairman & Treasurer,              3            JPMorgan Value
 III                                                The Morris & Gwendolyn                               Opportunities Fund
 Age: 73                                            Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director       2003        President, The Dumbarton               13            None
 Age: 58                                            Group LLC (securities
                                                    industry consulting);
                                                    former Executive Vice
                                                    President, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director       2002        Retired Governor, Federal               1            Security Capital Corp.
 Jr.                                                Reserve Board
 Age: 73
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director       1992        Chairman, The CapAnalysis               3            Flyi Inc.; JPMorgan Value
 Age: 63                                            Group, LLC (economic,                                Opportunities Fund
                                                    financial and regulatory
                                                    consulting); former
                                                    Counselor, Citizens for a
                                                    Sound Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director       2002        Former Treasurer of the                 3            The Kroger Co.; Rayonier
 Age: 70                                            United States                                        Inc.; JPMorgan Value
                                                                                                         Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director       2001        President and Chief                     3            Healthcare Realty Trust,
 Age: 56                                            Executive Officer, INOVA                             Inc.; JP Morgan Value
                                                    Health System                                        Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Director       1987        President, T. Eugene Smith,             3            JPMorgan Value
 Age: 74                                            Inc.                                                 Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund -- Page 7

                                                   PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST         PAST FIVE YEARS AND
                                      ELECTED              POSITIONS HELD          NUMBER OF PORTFOLIOS
                       POSITION       DIRECTOR        WITH AFFILIATED ENTITIES       WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER   COMPLEX/2/ OVERSEEN              HELD
    NAME AND AGE         FUND      OF THE FUND/1/           OF THE FUND                BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman         1971        Chairman of the Board and               3             JPMorgan Value
 Jr.                   of the                       Chief Executive Officer,                              Opportunities Fund
 Age: 69               Board                        The Johnston-Lemon Group,
                                                    Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice             1972        Director, Washington                    3             JPMorgan Value
 Age: 69               Chairman                     Management Corporation                                Opportunities Fund
                       of the
                       Board
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        2000        President and Director,                 3             JPMorgan Value
 Age: 59               and                          Washington Management                                 Opportunities Fund
                       Director                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------





                   Washington Mutual Investors Fund -- Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                             POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                             WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W.              Vice President,             1995          Vice President, Secretary, Assistant Treasurer and Director,
 Stockton                 Treasurer and                            Washington Management Corporation
 Age: 38               Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
 Burton L. Raimi            Secretary                2005          General Counsel, Washington Management Corporation;
 Age: 67                                                           Shareholder, law offices of Burton L. Raimi, P.A., and
                                                                   McCaffrey & Raimi, P.A.
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard         Vice President             1953          Vice President, Treasurer and Director, Washington Management
 Age: 86                                                           Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard           Vice President             1983          Vice President, Washington Management Corporation
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank          Assistant Vice             1992          Assistant Vice President, Washington Management Corporation
 Age: 44                    President
-----------------------------------------------------------------------------------------------------------------------------------
 Jennifer L. Butler    Assistant Secretary           2005          Assistant Vice President, Washington Management Corporation;
 Age: 39                                                           former Specialist, Fund Administration, Pacific Investment
                                                                   Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/     Assistant Secretary           2000          Assistant Secretary, Washington Management Corporation
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------



1 Directors and officers of the fund serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.

4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the Directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund -- Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III         Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper             $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James C. Miller III            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 J. Knox Singleton             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 T. Eugene Smith                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James H. Lemon, Jr.            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele              Over $100,000              Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "independent" Directors include shares owned through the deferred compensation plan described below.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the business manager or its affiliates. The fund pays annual fees of $60,000 per annum to Directors who are not affiliated with the business manager, plus $6,000 per annum for the Audit Committee chair and $6,000 per annum for the Governance Committee chair, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the business manager.


                  Washington Mutual Investors Fund -- Page 10

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2005

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                           AGGREGATE COMPENSATION         VOLUNTARILY DEFERRED
                                                                           (INCLUDING VOLUNTARILY           COMPENSATION/1/)
                                                                          DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                  NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------- COMPANY OR ITS AFFILIATES/2/
                                                                                                     -------------------------------
 Cyrus A. Ansary                                                                   $72,800                       $80,500
------------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher/3/                                                              78,000                        78,000
------------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III                                                             73,200                        79,000
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                                                 75,000                        75,000
------------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr.                                                              71,000                        71,000
------------------------------------------------------------------------------------------------------------------------------------
 James C. Miller                                                                    72,800                        81,000
------------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega/3/                                                             71,800                        79,500
------------------------------------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                                               66,200                        66,200
------------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith                                                                    77,800                        85,500
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Charles A. Bowsher ($269,000), R. Clark Hooper ($113,000), Katherine D. Ortega ($207,000) and J.
 Knox Singleton ($293,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990. Although the Board of Directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                  Washington Mutual Investors Fund -- Page 11

The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts.Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee composed of six directors who are not considered "interested persons" of the fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, Edward W. Kelley, Jr., James C. Miller III (Chair) and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors.


The fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include reviewing all contracts and agreements with the fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation


                  Washington Mutual Investors Fund -- Page 12 and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


The fund has a Proxy Committee composed of Daniel J. Callahan III, T. Eugene Smith and Jeffrey L. Steele. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio.


There were seven Board of Directors meetings and eight Committee meetings (five Audit, one Proxy and two Governance Committee meetings) during the fiscal year ended April 30, 2005. All directors attended at least 75% of all Board meetings and meetings of the Committees of which they were members.


                  Washington Mutual Investors Fund -- Page 13

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.


                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                37            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 90                                       Corporation
----------------------------------------------------------------------------------------------
 John A. Beck                    21            Of Counsel, Reed                none/3/
 Age: 79                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Fred J. Brinkman                8             Senior Financial                none/3/
 Age: 76                                       Consultant,
                                               Washington
                                               Management
                                               Corporation
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               21            Chairman and Chief             $25,000
 Age: 80                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------


1 This includes years of service as an officer, Director and Director Emeritus. 2 The fund pays annual fees of $30,000 per annum to Directors Emeritus not affiliated with the business manager, plus $500 for each Board Meeting attended.

3 John A. Beck, Fred J. Brinkman and Stephen Hartwell are affiliated with the fund's business manager and, accordingly, receive no remuneration from the fund.


                  Washington Mutual Investors Fund -- Page 14

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board members.




                          YEAR FIRST                                                NUMBER OF BOARDS
                          ELECTED AN                                                WITHIN THE FUND
                     ADVISORY BOARD MEMBER      PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH    OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                 PAST FIVE YEARS               MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush International Inc.            1           Brady Corporation; Briggs &
 Age: 57                                     (international financial advisory                         Stratton; Mortgage Guaranty
                                             services)                                                 Insurance Corporation;
                                                                                                       Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Retired Partner, Shaw Pittman LLP             1           None
 Cromwell
 Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,             1           FAM Equity - Income Fund;
 Age: 68                                     Investment Company Institute                              FAM Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabitt             2001            President, Rand Construction                  1           Watson Wyatt & Company
 Age: 56                                     Corporation                                               Holdings
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                 1           Marriott International
 Age: 59                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------


1 Advisory Board members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                  Washington Mutual Investors Fund -- Page 15

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $8,000 per annum to Advisory Board members who are not affiliated with the business manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2005


                                                                                                             TOTAL COMPENSATION
                                                                               AGGREGATE COMPENSATION            (INCLUDING
                                                                               (INCLUDING VOLUNTARILY       VOLUNTARILY DEFERRED
                                                                              DEFERRED COMPENSATION/1/)       COMPENSATION/1/)
                                    NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
---------------------------------------------------------------------------------------------------------   CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                          COMPANY OR ITS AFFILIATES
                                                                                                         ---------------------------
 Mary K. Bush                                                                          $10,000                     $10,000
------------------------------------------------------------------------------------------------------------------------------------
 Louise M. Cromwell/2/                                                                  10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue                                                                       10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                                                     8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw                                                                         8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member.

2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2005 for participating Advisory Board members is as follows:
 Louise M. Cromwell ($49,000) and Linda Rabbitt ($34,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund's Board of Directors oversees the voting of proxies of shares held by the fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committees are Messrs. Smith, Callahan and Steele. The Board has authorized the President of the fund or his delegate (the "Voting Officer") to vote individual proxies and has approved "proxy voting procedures and policy" (the "Guidelines") which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the fund and its shareholders.


The Guidelines provide that generally the Voting Officer should vote against (a) defensive anti-takeover measures, (b) staggered boards of directors, (c) measures calling for the creation of special classes of shares with extra voting power and (d) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes.


The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the Guidelines provide, as a general policy matter, that the Voting Officer should vote in support of corporate management on routine,


                  Washington Mutual Investors Fund -- Page 16 non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.


If the Voting Officer is aware of any conflict of interest between the interests of fund shareholders, on the one hand, and the interests of the fund's investment adviser or any affiliated person of the fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.


Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's website at www.sec.gov.


PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.




                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        13.11%
 201 Progress Parkway                                Class B         6.78
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         7.32
 4800 Deer Lake Drive East, Floor 2                  Class C        19.62
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         7.07
 333 W. 34th Street, 7th Floor                       Class C        11.90
 New York, NY 10001-2402                             Class F         6.63
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        10.72
 101 Montgomery Street                               Class R-4       9.92
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1       6.93
 P.O. Box 2999                                       Class R-3       5.17
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 John Hancock Life Insurance Co., USA                Class R-3      16.70
 250 Bloor Street East, 7th Floor
 Toronto, Ontario
 Canada M4W 1E5
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-2       5.42
 151 Farmington Avenue, TN41                         Class R-3       9.00
 Hartford, CT 06156-0001                             Class R-4       6.87
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       5.54
 100 Magellan Way, KWIC                              Class R-5       6.76
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 JP Morgan Chase                                     Class R-4       5.22
 9300 Ward Parkway
 Kansas City, MO 64114-3317
----------------------------------------------------------------------------
 JP Morgan Chase                                     Class R-5      24.89
 4 Chase Metrotech Center
 Brooklyn, NY 11245-0002
----------------------------------------------------------------------------
 Mercer Trust Company                                Class R-5      10.02
 1 Investors Way
 Norwood, MA 02062-1599
----------------------------------------------------------------------------
 CGTC                                                Class R-5       9.90
 333 S. Hope Street, 49th Floor
 Los Angeles, CA 90071-1409
----------------------------------------------------------------------------
 Mercer Trust Company                                Class R-5       5.05
 MSN-2-D
 Norwood, MA 02002
----------------------------------------------------------------------------




                  Washington Mutual Investors Fund -- Page 17

BUSINESS MANAGER -- Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The business manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The business manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager monitors the various services and operations of the fund. The business manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2005. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. Out of its own resources, the business manager makes payments to the investment adviser for providing various accounting services for the fund, as well


                  Washington Mutual Investors Fund -- Page 18 as payments to support compensation paid to dealers (for additional information, see "Other Compensation to Dealers" below). The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and .035% of net assets in excess of $67 billion. During the fiscal years ended April 30, 2005, 2004 and 2003, the business manager's fees amounted to $53,358,000, $48,428,000 and $42,754,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2005 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The business manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it is otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, fees will be reduced similarly for all classes of shares of the fund. For the period ended April 30, 2005, the business management fees were reduced $2,016,000 as a result of this waiver.


INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


                  Washington Mutual Investors Fund -- Page 19

The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.


COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and Management Company. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greatest weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmark against which Washington Mutual Investors Fund portfolio counselors are measured is the: Lipper Growth and Income Funds Index (adjusted).


PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.


                  Washington Mutual Investors Fund -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF APRIL 30, 2005:




                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER          NUMBER
                                       REGISTERED           POOLED          OF OTHER
                                       INVESTMENT         INVESTMENT        ACCOUNTS
                                    COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                          THAT               THAT           PORTFOLIO
                                        PORTFOLIO         PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR         COUNSELOR          MANAGES
                        OF FUND          MANAGES           MANAGES         (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)    IN BILLIONS)/3/
------------------------------------------------------------------------------------------
 Timothy D. Armour     $100,001 -     3      $79.8/4/    1     $0.009/5/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Stephen E. Bepler     $100,001 -     3      $147.5/4/   1     $0.028/6/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Alan N. Berro         $50,001 -      2      $69.5/4/        None              None
                        $100,000
-------------------------------------------------------------------------------------------
 James K. Dunton          Over        2      $69.5/4/        None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 J. Dale Harvey        $100,001 -     3      $74.6/4/        None              None
                        $500,000
-------------------------------------------------------------------------------------------
 Gregory D. Johnson    $50,001 -      2      $47.3/4/        None             None//
                        $100,000
-------------------------------------------------------------------------------------------
 James B. Lovelace     $100,001 -     2      $120.5/4/   1     $0.042/5/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Robert G.             $100,001 -     4      $116.8/4/       None              None
 O'Donnell              $500,000
-------------------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
5 Represents a fund advised by Capital Research and Management Company and sold in Europe. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
6 Represents a fund sub-advised by Capital Research and Management Company and sold in Canada. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons


                  Washington Mutual Investors Fund -- Page 21

(as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the Committee reviewed such information in advance. At the meeting, the members of the Committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.


In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including, among others, the fund's historical investment results both on an absolute basis and relative to select peer groups; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; and the experience and quality of the investment adviser and its personnel who render services to the fund. Based on their consideration of these and other matters, the Committee and the Board concluded that the advisory fees of the fund are fair and that shareholders have received reasonable value in return for paying such fees.


The investment adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion, 0.185% of net assets in excess of $55 billion but not exceeding $71 billion and 0.18% of net assets in excess of $71 billion. During the fiscal years ended April 30, 2005, 2004 and 2003, the Investment Adviser's fees amounted to $139,427,000, $115,994,000 and $92,867,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the


                  Washington Mutual Investors Fund -- Page 22

Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. For the period ended April 30, 2005, management fees were reduced by $5,335,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2 and R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended April 30, 2005, the total fees paid by the investment adviser were $634,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------
                CLASS C                                $4,785,000
--------------------------------------------------------------------------------
                CLASS F                                 3,708,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 871,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 252,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 353,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  48,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  27,000
--------------------------------------------------------------------------------
               CLASS R-1                                   54,000
--------------------------------------------------------------------------------
               CLASS R-2                                2,707,000
--------------------------------------------------------------------------------
               CLASS R-3                                2,332,000
--------------------------------------------------------------------------------
               CLASS R-4                                  817,000
--------------------------------------------------------------------------------
               CLASS R-5                                  527,000
--------------------------------------------------------------------------------



                  Washington Mutual Investors Fund -- Page 23

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


                  Washington Mutual Investors Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2005            $25,945,000        $117,358,000
                                                  2004             28,722,000         131,678,000
                                                  2003             20,398,000          98,181,000
                 CLASS B                          2005              2,494,000          16,201,000
                                                  2004              3,732,000          28,213,000
                                                  2003              5,881,000          29,747,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005              2,634,000           7,149,000
                                                  2004                     --          10,524,000
                                                  2003                     --           7,569,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005              1,197,000           5,756,000
                                                  2004              1,102,000           5,305,000
                                                  2003                915,000           4,467,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                244,000           1,360,000
                                                  2004                293,000           1,763,000
                                                  2003                274,000           1,788,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                 73,000             674,000
                                                  2004                     --             702,000
                                                  2003                     --             586,000
-----------------------------------------------------------------------------------------------------



The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer


                  Washington Mutual Investors Fund -- Page 25 agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.



                  Washington Mutual Investors Fund -- Page 26

For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2005 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $141,591,000               $23,729,000
------------------------------------------------------------------------------
        CLASS B                   27,871,000                 2,917,000
------------------------------------------------------------------------------
        CLASS C                   27,947,000                 4,418,000
------------------------------------------------------------------------------
        CLASS F                    5,724,000                 1,055,000
------------------------------------------------------------------------------
      CLASS 529-A                    879,000                   186,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,316,000                   145,000
------------------------------------------------------------------------------
      CLASS 529-C                  1,922,000                   316,000
------------------------------------------------------------------------------
      CLASS 529-E                    147,000                    29,000
------------------------------------------------------------------------------
      CLASS 529-F                     41,000                     9,000
------------------------------------------------------------------------------
       CLASS R-1                     247,000                    54,000
------------------------------------------------------------------------------
       CLASS R-2                   3,733,000                   766,000
------------------------------------------------------------------------------
       CLASS R-3                   6,937,000                 1,410,000
------------------------------------------------------------------------------
       CLASS R-4                   1,335,000                   315,000
------------------------------------------------------------------------------




                  Washington Mutual Investors Fund -- Page 27

OTHER COMPENSATION TO DEALERS -- As of January 2005, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates


                  Washington Mutual Investors Fund -- Page 28

     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended April 30, 2005, 2004 and 2003 amounted to $20,255,000, $25,499,000 and
$39,508,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.


At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Chase & Co. and First Clearing LLC. As of the fund's most recent fiscal year-end, the fund held debt securities of Bank of America Corp. in the amount of $99,670,000 and equity securities of Bank of America Corp. in the amount of $1,380,026,000, Citigroup Inc. in the amount of $1,679,609,000, J.P. Morgan Chase & Co. in the amount of $2,093,433,000 and
Wachovia Corporation in the amount of $443,730,000.


During fiscal years 2005, 2004 and 2003 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co.


                  Washington Mutual Investors Fund -- Page 29

Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's business manager, custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the


                  Washington Mutual Investors Fund -- Page 30

American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                              PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity


                  Washington Mutual Investors Fund -- Page 31 or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least


                  Washington Mutual Investors Fund -- Page 32

90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are


                  Washington Mutual Investors Fund -- Page 33 exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


                  Washington Mutual Investors Fund -- Page 34

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the


                  Washington Mutual Investors Fund -- Page 35 fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a


                  Washington Mutual Investors Fund -- Page 36 redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.


                  Washington Mutual Investors Fund -- Page 37

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of


                  Washington Mutual Investors Fund -- Page 38

Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.


                  Washington Mutual Investors Fund -- Page 39

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3) current registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible persons, their spouses, parents and/or children;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying


                  Washington Mutual Investors Fund -- Page 40 investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5%
($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a


                  Washington Mutual Investors Fund -- Page 41 single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan (see exception in "Employer-sponsored retirement plans" under "Sales charges") or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);


                  Washington Mutual Investors Fund -- Page 42

     . endowments or foundations established and controlled by you or your immediate family; or

     . CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     . for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see ""Employer-sponsored retirement plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your


                  Washington Mutual Investors Fund -- Page 43 investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.


                  Washington Mutual Investors Fund -- Page 44

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's


                  Washington Mutual Investors Fund -- Page 45 capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the


                  Washington Mutual Investors Fund -- Page 46 previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may


                  Washington Mutual Investors Fund -- Page 47 use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $50,900,000 for Class A shares and $2,474,000 for Class B shares for the 2005 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public


                  Washington Mutual Investors Fund -- Page 48 accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- Dechert, 1775 I Street, NW, Washington D.C. 20006, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.


On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.


                  Washington Mutual Investors Fund -- Page 49

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- APRIL 30, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $29.85
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $31.67


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:


                                                                                FUND NUMBERS
                                                                     ------------------------------------
FUND                                                                 CLASS A  CLASS B  CLASS C   CLASS F
---------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.




                  Washington Mutual Investors Fund -- Page 50

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKE
T FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409


                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.




                  Washington Mutual Investors Fund -- Page 51

 [This page is intentionally left blank for this filing.]

                  Washington Mutual Investors Fund -- Page 52

Investment portfolio April 30, 2005

                                  Percent of
Industry sector holdings          net assets

Financials                          21.45%
Industrials                         12.16
Health care                         11.21
Energy                               9.58
Consumer staples                     8.96
Other industries                    33.73
Convertible securities                .22
Cash & equivalents                   2.69

                                  Percent of
Ten largest holdings             net assets

JPMorgan Chase                       2.81%
General Electric                     2.80
Exxon Mobil                          2.75
ChevronTexaco                        2.66
Bristol-Myers Squibb                 2.27
Citigroup                            2.26
SBC Communications                   1.87
Bank of America                      1.85
BellSouth                            1.76
Fannie Mae                           1.69


                                                            Market
                                                             value   Percent of
Common stocks -- 97.09%                        Shares        (000)   net assets

Energy -- 9.58%
Apache Corp.                                4,000,000  $   225,160        .30%
Ashland Inc.                                1,830,000      123,049        .17
ChevronTexaco Corp.                        38,028,000    1,977,456       2.66
ConocoPhillips                              7,307,750      766,218       1.03
EOG Resources, Inc.                         5,978,000      284,254        .38
Exxon Mobil Corp.                          35,876,600    2,046,042       2.75
Halliburton Co.                             4,300,000      178,837        .24
Marathon Oil Corp.                         13,450,000      626,367        .84
Schlumberger Ltd.                           3,625,000      247,986        .33
Sunoco, Inc.                                2,750,000      272,965        .37
Unocal Corp.                                6,996,500      381,659        .51
                                                         7,129,993       9.58

Materials -- 4.14%

Air Products and Chemicals, Inc.            4,500,000      264,285        .36
Alcoa Inc.                                 17,250,000      500,595        .67
E.I. du Pont de Nemours and Co.             9,950,000      468,745        .63
International Paper Co.                    20,700,000      709,803        .95
MeadWestvaco Corp.                          4,391,200      129,321        .18
PPG Industries, Inc.                        4,100,000      276,955        .37
Temple-Inland Inc.                          1,400,000       47,250        .06
Weyerhaeuser Co.                            9,950,000      682,669        .92
                                                         3,079,623       4.14

Industrials -- 12.16%

3M Co.                                      5,625,000      430,144        .58
Avery Dennison Corp.                        2,500,000      130,875        .17
Boeing Co.                                 10,700,000      636,864        .85
Burlington Northern Santa Fe Corp.          1,950,000       94,087        .13
Caterpillar Inc.                            1,225,000      107,861        .14
Deere & Co.                                 4,638,100      290,067        .39
Deluxe Corp.                                2,200,000       87,846        .12
Dover Corp.                                 2,000,000       72,720        .10
Eaton Corp.                                 1,200,000       70,380        .09
Emerson Electric Co.                        5,900,000      369,753        .50
Fluor Corp.                                 3,036,500      156,562        .21
General Dynamics Corp.                      1,475,000      154,949        .21
General Electric Co.                       57,553,100    2,083,422       2.80
Honeywell International Inc.                2,500,000       89,400        .12
IKON Office Solutions, Inc.                 2,000,000       17,300        .02
Ilinois Tool Works Inc.                     2,250,000      188,595        .25
Ingersoll-Rand Co. Ltd.,  Class A           1,700,000      130,679        .17
Lockheed Martin Corp.                       6,550,000      399,223        .54
Northrop Grumman Corp.                     11,250,000      616,950        .83
Pitney Bowes Inc.                           8,514,900      380,786        .51
Raytheon Co.                                4,543,200      170,870        .23
ServiceMaster Co.                           8,750,000      112,262        .15
Southwest Airlines Co.                      7,500,000      111,600        .15
Tyco International Ltd.                    18,975,000      594,107        .80
Union Pacific Corp.                         1,400,000       89,502        .12
United Parcel Service, Inc., Class B        8,205,000      585,099        .79
United Technologies Corp.                   8,700,000      884,964       1.19
                                                         9,056,867      12.16

Consumer discretionary -- 7.57%

Best Buy Co., Inc.                          6,950,000      349,863        .47
Carnival Corp., units                       6,650,000      325,052        .44
Dana Corp.                                  6,130,000       70,005        .09
Dow Jones & Co., Inc.                       1,287,600       43,057        .0
Gannett Co., Inc.                           1,300,000      100,100        .13
General Motors Corp.                       26,988,400      720,051        .97
Genuine Parts Co.                           8,375,000      359,288        .48
Home Depot, Inc.                            3,500,000      123,795        .17
Knight-Ridder, Inc.                         1,100,000       71,170        .10
Limited Brands, Inc.                       19,273,400      418,040        .56
Lowe's Companies, Inc.                     20,000,000    1,042,200       1.40
May Department Stores Co.                   4,500,000      157,860        .21
McDonald's Corp.                            7,000,000      205,170        .27
Newell Rubbermaid Inc.                      8,000,000      173,840        .23
NIKE, Inc., Class B                         1,150,000       88,331        .12
Target Corp.                               13,000,000      603,330        .81
TJX Companies, Inc.                        21,750,000      492,637        .66
VF Corp.                                    3,800,000      215,042        .2
Walt Disney Co.                             3,000,000       79,200        .11
                                                         5,638,031       7.57
Consumer staples -- 8.96%

Albertson's, Inc.                          16,956,750      335,574        .45
Avon Products, Inc.                        12,700,000      509,016        .68
Coca-Cola Co.                              17,500,000      760,200       1.02
ConAgra Foods, Inc.                         9,100,000      243,425        .33
General Mills, Inc.                         8,040,000      397,176        .53
Gillette Co.                                  613,700       31,691        .04
H.J. Heinz Co.                             17,450,000      643,033        .86
Kellogg Co.                                 7,200,000      323,640        .44
Kimberly-Clark Corp.                       11,613,100      725,238        .98
PepsiCo, Inc.                               8,400,000      467,376        .63
Procter & Gamble Co.                        6,590,000      356,848        .48
Sara Lee Corp.                             24,300,000      519,777        .70
Unilever NV (New York registered)           2,800,000      180,404        .24
Walgreen Co.                               16,877,700      726,754        .98
Wal-Mart Stores, Inc.                       9,500,000      447,830        .60
                                                         6,667,982       8.96

Health care -- 11.21%

Abbott Laboratories                        21,700,000    1,066,772       1.43
Aetna Inc.                                  1,150,000       84,376        .11
Amgen Inc.<F1>                              2,750,000      160,077        .22
Applera Corp. - Applied Biosystems Group    8,733,000      185,140        .25
Becton, Dickinson and Co.                   1,650,000       96,558        .13
Bristol-Myers Squibb Co.                   64,935,000    1,688,310       2.27
Cardinal Health, Inc.                      11,325,000      629,330        .85
CIGNA Corp.                                 1,000,000       91,980        .12
Eli Lilly and Co.                          20,895,000    1,221,731       1.64
Guidant Corp.                               1,646,900      122,002        .16
Johnson & Johnson                           4,900,000      336,287        .45
Medtronic, Inc.                             5,500,000      289,850        .39
Merck & Co., Inc.                          20,500,000      694,950        .93
Mylan Laboratories Inc.                     8,500,000      140,250        .19
Pfizer Inc                                 29,865,000      811,432       1.09
Schering-Plough Corp.                       6,810,800      142,141        .19
Wyeth                                      13,000,000      584,220        .79
                                                         8,345,406      11.21

Financials -- 21.45%

AFLAC Inc.                                  2,000,000       81,300        .11
Allstate Corp.                              8,068,300      453,116        .61
American Express Co.                        3,450,000      181,815        .24
American International Group, Inc.         14,800,000      752,580       1.01
Aon Corp.                                   6,900,000      143,865        .19
Bank of America Corp.                      30,640,000    1,380,026       1.85
Bank of New York Co., Inc.                 28,300,000      790,702       1.06
Citigroup Inc.                             35,766,800    1,679,609       2.26
Comerica Inc.                               1,250,000       71,575        .10
Fannie Mae                                 23,325,000    1,258,384       1.69
Freddie Mac                                11,440,000      703,789        .94
Hartford Financial Services Group, Inc.     3,275,000      237,012        .32
HSBC Holdings PLC (ADR)                    10,272,000      822,274       1.10
J.P. Morgan Chase & Co.                    58,986,560    2,093,433       2.81
Jefferson-Pilot Corp.                       5,420,000      272,138        .37
Lincoln National Corp.                      6,950,000      312,541        .42
Marsh & McLennan Companies, Inc.           20,145,000      564,664        .76
National City Corp.                         3,000,000      101,880        .14
SLM Corp.                                   2,100,000      100,044        .13
St. Paul Travelers Companies, Inc.         15,220,000      544,876        .73
SunTrust Banks, Inc.                        3,200,000      233,056        .31
U.S. Bancorp                               13,125,000      366,187        .49
Wachovia Corp.                              8,670,000      443,730        .60
Washington Mutual, Inc.                    27,350,000    1,130,102       1.52
Wells Fargo & Co.                          20,340,000    1,219,180       1.64
XL Capital Ltd., Class A                      520,000       36,556        .05
                                                        15,974,434      21.45

Information technology -- 6.35%

Applied Materials, Inc.<F1>                 6,500,000       96,655        .13
Automatic Data Processing, Inc.             7,450,000      323,628        .43
Dell Inc.<F1>                               1,600,000       55,728        .08
Electronic Data Systems Corp.              11,555,400      223,597        .30
First Data Corp.                            4,350,000      165,430        .22
Hewlett-Packard Co.                        52,100,000    1,066,487       1.43
Intel Corp.                                11,250,000      264,600        .36
International Business Machines Corp.       9,720,000      742,414       1.00
Linear Technology Corp.                     5,400,000      192,996        .26
Microsoft Corp.                            40,950,000    1,036,035       1.39
Oracle Corp.<F1>                            4,000,000       46,240        .06
Texas Instruments Inc.                     15,085,300      376,529        .51
Xilinx, Inc.                                5,000,000      134,700        .18
                                                         4,725,039       6.35

Telecommunication services -- 7.16%

ALLTEL Corp.                                4,160,200      236,965        .32
AT&T Corp.                                 29,325,999      561,006        .75
BellSouth Corp.                            49,350,000    1,307,282       1.76
SBC Communications Inc.                    58,550,000    1,393,490       1.87
Sprint Corp.                               31,750,000      706,755        .95
Verizon Communications Inc.                31,470,000    1,126,626       1.51
                                                         5,332,124       7.16

Utilities -- 7.37%
Ameren Corp.                                2,300,000      118,910        .16
American Electric Power Co., Inc.          14,760,200      519,854        .70
Cinergy Corp.                               1,948,500       77,161        .10
Consolidated Edison, Inc.                   3,600,000      155,808        .21
Dominion Resources, Inc.                    9,785,000      737,789        .99
DTE Energy Co.                              4,150,000      190,692        .26
Duke Energy Corp.                          16,940,000      494,479        .67
Exelon Corp.                               12,369,000      612,265        .82
FirstEnergy Corp.                           9,133,635      397,496        .53
FPL Group, Inc.                            12,258,000      500,372        .67
NiSource Inc.                               4,900,000      113,876        .15
Pinnacle West Capital Corp.                 3,555,000      148,955        .20
PPL Corp.                                   2,300,000      124,798        .17
Progress Energy, Inc.                       7,125,418      299,196        .40
Public Service Enterprise Group Inc.        7,600,000      441,560        .59
Puget Sound Energy, Inc.                    2,800,000       60,032        .08
Southern Co.                               13,000,000      428,350        .58
Xcel Energy Inc.                            4,000,000       68,720        .09
                                                         5,490,313       7.37

Miscellaneous -- 1.14%

Other common stocks in initial
  period of acquisition                                $   848,015       1.14%

Total common stocks (cost: $59,511,428,000)             72,287,827      97.09


                                             Units or
                                            principal
Convertible securities -- 0.22%                amount

Consumer discretionary -- 0.05%

General Motors Corp., Series B,
  5.25% convertible senior
  debentures 2032                         $61,050,000       40,464        .05

Health care -- 0.02%

Baxter International Inc. 7.00%
  convertible preferred 2006                  300,000       16,710        .02

Telecommunication services -- 0.12%

ALLTEL Corp. 7.75% convertible
  preferred 2005                            1,500,000       74,940        .10
CenturyTel, Inc. 6.875% ACES 2005             575,000       14,318        .02
                                                            89,258        .12

Utilities -- 0.03%

Ameren Corp. 9.75% ACES convertible
  preferred 2005                              760,000       21,348        .03

Total convertible securities
  (cost: $189,239,000)                                     167,780        .22

                                             Units or
                                            Principal
                                               amount
Short-term securities -- 2.39%                  (000)

3M Co. 2.78% due 5/19/2005                 $    4,600        4,593        .01
Abbott Laboratories Inc.
  2.86% due 5/19/2005<F2>                      27,600       27,558        .04
Bank of America Corp.
  2.94%-2.95% due 6/10/2005                   100,000       99,670  \
Ranger Funding Co. LLC                                               --   .15
  2.91% due 5/16/2005<F2>                       9,300        9,288  /
BellSouth Corp.
  2.76%-2.78% due 5/3/2005<F2>                 32,685       32,678        .04
CAFCO, LLC 2.96% due 6/14/2005<F2>             25,000       24,907  \
                                                                     --   .11
Ciesco LLC 2.71% due 5/4/2005                  56,500       56,484  /
Clipper Receivables Co., LLC
  2.91% due 5/27/2005<F2>                      15,300       15,267        .02
Coca-Cola Co. 2.68%-2.95% due 5/6-6/27/2005    70,000       69,860        .09
DuPont (E.I.) de Nemours & Co.
  2.90%-2.92% due 6/6-6/17/2005               146,500      145,992        .20
Edison Asset Securitization LLC
  2.74% due 5/13/2005<F2>                      20,600       20,580  \
General Electric Capital Services, Inc.                              --   .09
  2.96% due 6/20/2005                          50,000       49,794  /
Exxon Project Investment Corp.
  2.92% due 6/3/2005<F2>                       24,000       23,934        .03
Fannie Mae 2.86% due 6/1/2005                  26,200       26,135        .03
FCAR Owner Trust I 2.93% due 6/8/2005          50,000       49,845        .07
Federal Farm Credit Banks
  2.91% due 6/23/2005                          18,500       18,418        .02
Federal Home Loan Bank
  2.64%-2.84% due 5/6-6/17/2005                94,016       93,746        .13
Freddie Mac
  2.63%-2.89% due 5/10-6/30/2005              159,468      159,135        .21
Gannett Co
  2.78%-2.89% due 5/18-6/22/2005<F2>           50,000       49,866        .07
HSBC Finance Corp.
  2.76%-2.90% due 5/2-6/10/2005                80,750       80,595        .11
IBM Capital Inc. 2.88% due 5/26/2005<F2>        7,800        7,784  \
International Business Machines Corp.                                --   .06
  2.805% due 5/26/2005                         34,200       34,131  /
New Center Asset Trust Plus
  2.94% due 6/6/2005                           25,000       24,924        .03
Park Avenue Receivables Co., LLC
  2.92% due 5/20/2005<F2>                      25,200       25,159  \
Preferred Receivables Funding Corp.                                  --   .11
  2.84%-2.86% due 5/12-5/13/2005<F2>           55,914       55,858  /
PepsiCo Inc. 2.80% due 5/16/2005<F2>            9,800        9,788        .01
Procter & Gamble Co.
  2.78%-2.93% due 5/25-6/21/2005<F2>          125,000      124,564        .17%
Tennessee Valley Authority
  2.71%-2.84% due 5/5-6/16/2005                82,500       82,279        .11
Three Pillars Funding, LLC
  2.85%-2.99% due 5/2-5/16/2005<F2>            72,651       72,582        .10
United Parcel Service Inc.
  2.72% due 5/2/2005                           25,000       24,996        .03
Variable Funding Capital Corp.
  2.87%-2.94% due 5/20-6/7/2005<F2>            97,000       96,768        .13
Wal-Mart Stores, Inc.
  2.75%-2.87% due 5/10-6/1/2005<F2>           111,000      110,814        .15
Wells Fargo & Co. 2.68% due 5/3/2005           50,000       50,000        .07

Total short-term securities
  (cost: $1,777,965,000)                                 1,777,992       2.39

Total investment securities
  (cost: $61,478,632,000)                               74,233,599      99.70
Other assets less liabilities                              222,192        .30

Net assets                                           $  74,455,791     100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

<F1> Security did not produce income during the last 12 months.

<F2> Restricted securities that can be resold only to institutional investors.
In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $707,395,000, which represented 0.95% of the net assets of the Fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Investments in affiliates

A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended April 30, 2005, appear below.

                                                                     Dividend
                     Beginning                            Ending      income
Company               shares     Purchases     Sales      shares       (000)

Albertson's, Inc.*   19,906,750     --       2,950,000  16,956,750   $13,448
Ashland Inc.*         3,680,000     --       1,850,000   1,830,000     3,704
Crompton Corp.*       5,800,001     --       5,800,001      --           630
Stanley Works*        4,200,000     --       4,200,000      --         2,492
                                                                     $20,274

*Unaffiliated issuer at 4/30/2005.


Financial statements

Statement of assets and liabilities            (dollars and shares in thousands,
at April 30, 2005                                      except per-share amounts)

Assets:
  Investment securities at market
    (cost: $61,478,632)                                            $74,233,599
  Cash                                                                     498
  Receivables for:
    Sales of investments                                $131,718
    Sales of Fund's shares                               125,816
    Dividends and interest                               194,689       452,223

                                                                    74,686,320
Liabilities:
  Payables for:
    Purchases of investments                             103,048
    Repurchases of Fund's shares                          64,981
    Management services                                   14,689
    Services provided by affiliates                       46,503
    Deferred Directors' and Advisory Board compensation    1,146
    Other fees and expenses                                  162       230,529

Net assets at April 30, 2005                                       $74,455,791

Net assets consist of:
  Capital paid in on shares of capital stock                       $60,977,618
  Undistributed net investment income                                  370,847
  Undistributed net realized gain                                      352,359
  Net unrealized appreciation                                       12,754,967

Net assets at April 30, 2005                                       $74,455,791

Total authorized capital stock -- 4,000,000 shares, $.001 par value (2,496,045 total shares outstanding)

                                                                      Net asset
                                                           Shares     value per
                                           Net assets    outstanding  share/1/

Class A                                   $61,184,602     2,049,510    $29.85
Class B                                     2,902,273        97,760     29.69
Class C                                     2,991,135       100,932     29.64
Class F                                     2,504,624        84,055     29.80
Class 529-A                                   632,661        21,211     29.83
Class 529-B                                   148,054         4,982     29.72
Class 529-C                                   225,782         7,599     29.71
Class 529-E                                    35,277         1,186     29.74
Class 529-F                                    21,019           706     29.79
Class R-1                                      34,253         1,153     29.71
Class R-2                                     622,295        20,998     29.64
Class R-3                                   1,705,217        57,360     29.73
Class R-4                                     829,436        27,850     29.78
Class R-5                                     619,163        20,743     29.85


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $31.67 and $31.65, respectively.


See Notes to Financial Statements


Statement of operations for the year ended April 30, 2005 (dollars in thousands)

Investment income:
  Income:
    Dividends (net of non-U.S.
      withholding tax of $1,048;
      also includes $20,274 from affiliates)          $1,984,595
    Interest                                              50,883    $2,035,478

  Fees and expenses:
    Investment advisory services                         139,427
    Business management services                          53,358
    Distribution services                                219,690
    Transfer agent services                               53,374
    Administrative services                               17,381
    Reports to shareholders                                1,921
    Registration statement and prospectus                  2,481
    Postage, stationery and supplies                       6,469
    Directors' and Advisory Board compensation               803
    Auditing and legal                                       241
    Custodian                                                434
    State and local taxes                                      1
    Other                                                    269
    Total expenses before reimbursements/waivers         495,849
      Reimbursement/waiver of expenses                     7,985       487,864
  Net investment income                                              1,547,614

Net realized gain and unrealized
  appreciation on investments:
    Net realized gain on investments
      (including $43,701 net loss from affiliates)                     547,062
  Net unrealized appreciation on investments                         2,329,367
    Net realized gain and unrealized
      appreciation on investments                                    2,876,429

Net increase in net assets resulting from operations                $4,424,043

See Notes to Financial Statements

Financial statements

Statement of changes in net assets (dollars in thousands)

                                                        Year ended April 30
                                                          2005        2004

Operations:
  Net investment income                             $  1,547,614  $  1,221,227
  Net realized gain on investments                       547,062     1,391,805
  Net unrealized appreciation on investments           2,329,367     9,001,008
    Net increase in net assets
      resulting from operations                        4,424,043    11,614,040

Dividends and distributions paid to shareholders:
  Dividends from net investment income               (1,378,347)    (1,130,674 )
  Distributions from net realized gain
    on investments                                      (559,57)     (405,371)
      Total dividends and distributions
        paid to shareholders                         (1,937,925)   (1,536,045)

Capital share transactions                             5,169,240     8,507,821

Total increase in net assets                           7,655,358    18,585,816

Net assets:
  Beginning of year                                   66,800,433    48,214,617
  End of year (including undistributed
    net investment income:
    $370,847 and $201,665, respectively)             $74,455,791   $66,800,433

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization -- Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund's share classes are described below:

                            Initial                 Contingent deferred
Share class              sales charge          sales charge upon redemption                    Conversion feature

Classes A and 529-A      Up to 5.75%  None (except 1% for certain redemptions          None
                                      within one year of purchase without an
                                      initial sales charge)
Classes B and 529-B      None         Declines from 5% to zero for redemptions         Classes B and 529-B convert to classes A
                                      within six years of purchase                     and 529-A, respectively, after eight years
Class C                  None         1% for redemptions within one year of purchase   Class C converts to Class F after 10 years
Class 529-C              None         1% for redemptions within one year of purchase   None
Class 529-E              None         None                                             None
Classes F and 529-F      None         None                                             None
Classes R-1, R-2,
  R-3, R-4 and R-5       None         None                                             None


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

     Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation -- Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     Security transactions and related investment income -- Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.
     Dividends and distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     CollegeAmerica is a registered trademark of the Virginia College Savings Plan.SM
2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of April 30, 2005, the cost of investment securities for Federal income tax purposes was $61,505,043,000.

During the year ended April 30, 2005, the Fund reclassified $85,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

  Undistributed net investment income                              $     372,644
  Undistributed long-term capital gains                                  378,119
  Gross unrealized appreciation on investment securities              14,939,710
  Gross unrealized depreciation on investment securities              (2,211,154
)
  Net unrealized appreciation on investment securities                12,728,556

During the year ended April 30, 2005, the Fund realized, on a tax basis, a net capital gain of $560,564,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                         Year ended April 30, 2005                     Year ended April 30, 2004

               Distributions   Distributions                   Distributions   Distributions
                   from            from            Total           from            from            Total
                 ordinary        long-term     distributions     ordineary       long-term     distributions
                  income       capital gains       paid           income       capital gains       paid

Class A          $1,200,617        $465,497      $1,666,114      $1,023,435        $353,523      $1,376,958
Class B              34,980          21,983          56,963          26,631          14,964          41,595
Class C              33,095          22,268          55,363          22,527          13,551          36,078
Class F              44,042          18,476          62,518          27,287          10,227          37,514
Class 529-A          10,025           4,223          14,248           6,006           2,219           8,225
Class 529-B           1,410           1,056           2,466             904             592           1,496
Class 529-C           2,093           1,539           3,632           1,240             804           2,044
Class 529-E             470             238             708             262             117             379
Class 529-F             306             137             443             127              54             181
Class R-1               295             197             492             152              94             246
Class R-2             6,084           4,018          10,102           2,866           1,661           4,527
Class R-3            23,111          11,401          34,512           8,967           4,233          13,200
Class R-4            10,400           4,362          14,762           3,296           1,130           4,426
Class R-5            11,419           4,183          15,602           6,974           2,202           9,176

Total           $1,378,347         $559,578      $1,937,925      $1,130,674        $405,371      $1,536,045


3. Fees and transactions with related parties

Business management services -- The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. At the beginning of the year, the agreement provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.035% on such assets in excess of $67 billion. The Board of Directors approved an amended agreement eff-ective January 15, 2005, continuing the series of rates to include an additional annual rate of 0.030% on daily net assets in excess of $77 billion. During the year ended April 30, 2005, WMC reduced business management services fees by $2,016,000. As a result, the fee shown in the accompanying financial statements of $53,358,000, which was equivalent to an annualized rate of 0.074%, was reduced to $51,342,000, or 0.072% of average daily net assets. During the fiscal year, WMC paid the Fund's investment adviser $2,147,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG) (parent company of WMC), earned $661,000 on its retail sales of shares and distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services -- Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective June 17, 2004, continuing the series of rates to include an additional annual rate of 0.180% on daily net assets in excess of $71 billion. During the year ended April 30, 2005, CRMC reduced investment advisory services fees by $5,335,000. As a result, the fee shown on the accompanying financial statements of $139,427,000, which was equivalent to an annualized rate of 0.194%, was reduced to $134,092,000, or 0.187% of average daily net assets.

Class-specific fees and expenses -- Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     Distribution services -- The Fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     Share class                Currently approved limits        Plan limits

     Class A                               0.25%                     0.25%
     Class 529-A                           0.25                      0.50
     Classes B and 529-B                   1.00                      1.00
     Classes C, 529-C and R-1              1.00                      1.00
     Class R-2                             0.75                      1.00
     Classes 529-E and R-3                 0.50                      0.75
     Classes F, 529-F and R-4              0.25                      0.50

     Transfer agent services -- The Fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services -- The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended April 30, 2005, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended April 30, 2005, the total fees paid by CRMC were $4,000 and $630,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

     Expenses under the agreements described above for the year ended April 30, 2005, were as follows (dollars in thousands):

                                                                --------------Administraive services--------------
                                                                                                        Commonwealth
                                                                    CRMC                                 of Virginia
                        Distribution       Transfer agent      administrative      Transfer agent      administrative
     Share class          services            services            services            services            services

     Class A                $141,591          $50,900         Not applicable        Not applicable      Not applicable
     Class B                  27,871            2,474         Not applicable        Not applicable      Not applicable
     Class C                  27,947              |                   $4,192                  $593      Not applicable
     Class F                   5,724              |                    3,434                   274      Not applicable
     Class 529-A                 879              |                      796                    75                $530
     Class 529-B               1,316         Included in                 197                    55                 132
     Class 529-C               1,922       administrative                288                    65                 192
     Class 529-E                 147          services                    44                     4                  30
     Class 529-F                  41              |                       25                     2                  16
     Class R-1                   247              |                       37                    17      Not applicable
     Class R-2                 3,733              |                      747                 1,960      Not applicable
     Class R-3                 6,937              |                    2,081                   251      Not applicable
     Class R-4                 1,335              |                      801                    16      Not applicable
     Class R-5        Not applicable              |                      517                    10      Not applicable

     Total                  $219,690          $53,374                $13,159                $3,322                $900


Deferred Directors' and Advisory Board compensation -- Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board compensation of $803,000, shown on the accompanying financial statements, includes $730,000 in current fees (either paid in cash or deferred) and a net increase of $73,000 in the value of the deferred amounts.

Affiliated officers and Directors -- All officers of the Fund and all of its Directors who are affiliated with WMC receive no compensation directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):


                                                        Reinvestments of
                                                          dividends and
                                      Sales<F1>           distributions           Repurchases<F1>          Net increase
Share class                      Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares
Year ended April 30, 2005

Class A                       $ 7,395,134   249,062    $1,569,990    52,168  $(6,916,372)   (232,386)  $2,048,752      68,844
Class B                           451,234    15,339        54,564     1,818     (248,702)     (8,408)     257,096       8,749
Class C                           753,447    25,600        52,449     1,750     (367,965)    (12,434)     437,931      14,916
Class F                           915,300    30,894        55,610     1,850     (459,462)    (15,406)     511,448      17,338
Class 529-A                       202,543     6,808        14,247       473      (26,138)       (877)     190,652       6,404
Class 529-B                        35,804     1,212         2,466        82       (4,797)       (161)      33,473       1,133
Class 529-C                        71,331     2,409         3,631       120      (11,208)       (378)      63,754       2,151
Class 529-E                        11,939       402           708        24       (1,592)        (54)      11,055         372
Class 529-F                         9,916       334           442        15       (1,268)        (42)       9,090         307
Class R-1                          23,143       783           488        16       (6,379)       (217)      17,252         582
Class R-2                         325,408    11,018        10,099       337      (98,064)     (3,317)     237,443       8,038
Class R-3                         862,578    29,133        34,456     1,146     (241,511)     (8,100)     655,523      22,179
Class R-4                         564,507    18,978        14,724       489      (92,164)     (3,088)     487,067      16,379
Class R-5                         279,665     9,418        15,114       502      (86,075)     (2,890)     208,704       7,030
Total net increase (decrease) $11,901,949   401,390    $1,828,988    60,790  $(8,561,697)   (287,758)  $5,169,240     174,422

Year ended April 30, 2005

Class A                       $ 8,658,906   316,038    $1,297,927    46,995  $(5,596,587)   (204,091)  $4,360,246     158,942
Class B                           784,093    28,982        39,955     1,448     (160,096)     (5,858)     663,952       24,57
Class C                         1,132,018    41,659        34,320     1,244     (212,342)     (7,789)     953,996      35,114
Class F                         1,021,066    37,267        33,743     1,219     (256,599)     (9,291)     798,210      29,195
Class 529-A                       183,817     6,679         8,223       297      (12,711)       (458)     179,329       6,518
Class 529-B                        45,906     1,683         1,496        54       (2,506)        (91)      44,896       1,646
Class 529-C                        73,740     2,685         2,044        74       (5,645)       (204)      70,139       2,555
Class 529-E                        11,711       426           379        14         (728)        (26)      11,362         414
Class 529-F                         7,909       288           181         6         (387)        (13)       7,703         281
Class R-1                          11,914       436           246         9       (5,604)       (203)       6,556         242
Class R-2                         293,230    10,725         4,527       163      (53,205)     (1,943)     244,552       8,945
Class R-3                         911,148    33,444        13,186       474     (108,485)     (3,956)     815,849      29,962
Class R-4                         275,613     9,872         4,426       159      (42,240)     (1,520)     237,799       8,511
Class R-5                         139,624     5,078         8,914       322      (35,306)     (1,292)     113,232       4,108

Total net increase (decrease) $13,550,695   495,262    $1,449,567    52,478  $(6,492,441)   (236,735)  $8,507,821     311,005



<F1>Includes exchanges between share classes of the Fund.

5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,183,746,000 and $11,071,075,000, respectively, during the year ended April 30, 2005.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2005, the custodian fee of $434,000, shown on the accompanying financial statements, includes $37,000 that was offset by this reduction, rather than paid in cash.


Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-   Ratio
                                   gains                                                                 to aver-  age net  of net
                                 (losses)            Divi-                                                age net  assets   income
                  Net            on secur   Total    dends             Total                       Net    assets    after   (loss)
                 Asset     Net     ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value   invest-   (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-    ment   realized   ment    invest-   (from     and    value,    Total   period   burse-   ments/     age
                ning of  income   and un-   oper-    ment    capital  distri-  end of   return     (in    ments/   waivers    net
                period   (loss)  realized) ations   income)  gains)   butions  period    <F3>   millions) waivers   <F4>    assets
Class A:
Year ended
  4/30/2005     $28.79    $ .67    $1.22    $1.89    $(.60)  $ (.23)  $ (.83)  $29.85     6.55% $61,185      .61%    .60%    2.24%
Year ended
  4/30/2004      23.99      .59     4.94     5.53     (.54)    (.19)    (.7)    28.79    23.19   57,027      .64     .64     2.14
Year ended
  4/30/2003      28.37      .55    (4.35)   (3.80)    (.54)    (.04)    (.58)   23.99   (13.36)  43,701      .67     .67     2.28
Year ended
  4/30/2002      29.80      .50     (.75)    (.25)    (.54)    (.64)   (1.18)   28.37     (.73)  50,669      .65     .65     1.72
Year ended
  4/30/2001      29.14      .57     3.17     3.74     (.58)   (2.50)   (3.08)   29.80    13.54   48,700      .65     .65     1.95

Class B:
Year ended
  4/30/2005      28.64      .43     1.22     1.65     (.3)     (.23)    (.60)   29.69     5.75    2,902     1.38    1.37     1.47
Year ended
  4/30/2004      23.88      .37     4.92     5.29     (.3)     (.19)    (.53)   28.64    22.2     2,549     1.40    1.40     1.36
Year ended
  4/30/2003      28.25      .36    (4.32)   (3.96)    (.37)    (.04)    (.41)   23.88   (14.01)   1,538     1.45    1.45     1.52
Year ended
  4/30/2002      29.71      .25     (.72)    (.47)    (.35)    (.6)     (.9)    28.25    (1.5)    1,097     1.41    1.41      .88
Year ended
  4/30/2001      29.11      .29     3.22     3.51     (.41)   (2.50)   (2.91)   29.71    12.67      289     1.42    1.42      .99

Class C:
Year ended
  4/30/2005      28.59      .41     1.22     1.63     (.35)    (.23)    (.58)   29.64     5.69    2,991     1.46    1.45     1.39
Year ended
  4/30/2004      23.84      .35     4.92     5.27     (.3)     (.19)    (.52)   28.59    22.19    2,460     1.48    1.48     1.27
Year ended
  4/30/2003      28.22      .35    (4.33)   (3.98)    (.36)    (.04)    (.40)   23.84   (14.10)   1,214     1.51    1.51     1.46
Year ended
  4/30/2002      29.70      .21     (.73)    (.5)     (.32)    (.64)    (.96)   28.22    (1.68)     678     1.51    1.51      .72
Period from
  3/15/2001
  to 4/30/2001   28.32     (.02)    1.40     1.38    --       --       --       29.70     4.87       36      .23     .23     (.07)

Class F:
Year ended
  4/30/2005      28.74      .64     1.22     1.86     (.57)    (.23)    (.80)   29.80     6.47    2,505      .69     .68     2.15
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.52)    (.19)    (.71)   28.74    23.13    1,917      .71     .71     2.04
Year ended
  4/30/2003      28.33      .53    (4.34)   (3.81)    (.53)    (.04)    (.57)   23.95   (13.42)     899      .74     .74     2.24
Year ended
  4/30/2002      29.79      .42     (.72)    (.30)    (.52)    (.64)   (1.16)   28.33     (.89)     444      .78     .78     1.46
Period from
  3/15/2001
  to 4/30/2001   28.37      .01     1.41     1.42    --       --       --       29.79     5.01       16      .12     .12      .04

Class 529-A:
Year ended
  4/30/2005      28.76      .63     1.23     1.86     (.56)    (.23)    (.79)   29.83     6.47      633      .71     .70     2.12
Year ended
  4/30/2004      23.97      .56     4.95     5.51     (.53)    (.19)    (.72)   28.76    23.07      426      .71     .71     2.03
Year ended
  4/30/2003      28.36      .54    (4.35)   (3.81)    (.54)    (.04)    (.58)   23.97   (13.38)     199      .70     .70     2.29
Period from
  2/15/2002
  to 4/30/2002   27.71      .04      .75      .79     (.1)    --        (.14)   28.36     2.82       49      .16     .16      .14

Class 529-B:
Year ended
  4/30/2005      28.68      .38     1.21     1.59     (.32)    (.23)    (.55)   29.72     5.52      148     1.58    1.57     1.26
Year ended
  4/30/2004      23.91      .32     4.96     5.28     (.32)    (.19)    (.51)   28.68    22.08      110     1.59    1.59     1.15
Year ended
  4/30/2003      28.34      .32    (4.35)   (4.03)    (.36)    (.04)    (.40)   23.91   (14.18)      53     1.62    1.62     1.36
Period from
  2/19/2002
  to 4/30/2002   27.25     (.01)    1.22     1.21     (.12)   --        (.12)   28.34     4.38       11      .30     .30     (.02)

Class 529-C:
Year ended
  4/30/2005      28.67      .37     1.22     1.59     (.32)    (.23)    (.55)   29.71     5.54      226     1.57    1.56     1.27
Year ended
  4/30/2004      23.91      .32     4.93     5.25     (.30)    (.19)    (.49)   28.67    22.06      156     1.58    1.58     1.15
Year ended
  4/30/2003      28.33      .32    (4.34)   (4.02)    (.36)    (.04)    (.40)   23.91   (14.18)      69     1.61    1.61     1.38
Period from
  2/15/2002
  to 4/30/2002   27.71     (.01)     .75      .74     (.12)   --        (.12)   28.33     2.65       15      .32     .32     (.03)

Class 529-E:
Year ended
  4/30/2005      28.69      .53     1.22     1.75     (.47)    (.23)    (.70)   29.74     6.09       35     1.05    1.04     1.79
Year ended
  4/30/2004      23.92      .46     4.94     5.40     (.44)    (.19)    (.6)    28.69    22.68       23     1.06    1.06     1.68
Year ended
  4/30/2003      28.34      .45    (4.35)   (3.9)     (.48)    (.04)    (.52)   23.92   (13.73)       9     1.08    1.08     1.92
Period from
  3/1/2002
  to 4/30/2002   28.59      .01     (.13)    (.12)    (.13)   --        (.13)   28.34     (.44)       1      .17     .17      .04

Class 529-F:
Year ended
  4/30/2005      28.74      .60     1.22     1.82     (.54)    (.23)    (.77)   29.79     6.35       21      .80     .79     2.03
Year ended
  4/30/2004      23.96      .53     4.95     5.48     (.51)    (.19)    (.70)   28.74    23.00       11      .81     .81     1.90
Period from
  9/16/2002
  to 4/30/2003   23.98      .32      .10      .42     (.40)    (.04)    (.44)   23.96     1.85        3   .82<F5> .82<F5> 2.25<F5>



Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-
                                   gains                                                                 to aver-  age net   Ratio
                                 (losses)            Divi-                                                age net  assets   of net
                  Net            on secur   Total    dends             Total                       Net    assets    after   income
                 Asset             ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value     Net     (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,            period   burse-   ments/     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of    Total     (in    ments/   waivers    net
                period   income  realized) ations   income)  gains)   butions  period   return  millions) waivers   <F4>    assets


Class R-1:
Year ended
  4/30/2005     $28.68     $.40    $1.21    $1.61    $(.3)    $(.23)   $(.58)  $29.71     5.62%   $  34     1.50%   1.47%    1.35%
Year ended
  4/30/2004      23.92      .35     4.93     5.28     (.33)    (.19)    (.52)   28.68    22.16       16     1.52    1.49     1.25
Period from
  5/29/2002
  to 4/30/2003   28.52      .32    (4.46)   (4.14)    (.42)    (.04)    (.46)   23.92(14.50)          8 1.71<F5> 1.51<F5> 1.50<F5>

Class R-2:
Year ended
  4/30/2005      28.60      .41     1.22     1.63     (.36)    (.23)    (.59)   29.64     5.68      622     1.57    1.44     1.38
Year ended
  4/30/2004      23.88      .35     4.91     5.26     (.35)    (.19)    (.54)   28.60    22.12      371     1.69    1.45     1.26
Period from
  5/31/2002
  to 4/30/2003   28.46      .33    (4.40)   (4.07)    (.47)    (.04)    (.51)   23.88   (14.29)      96 1.78<F5> 1.47<F5> 1.58<F5>

Class R-3:
Year ended
  4/30/2005      28.68      .56     1.21     1.77     (.49)    (.23)    (.72)   29.73     6.17    1,705      .95     .94     1.89
Year ended
  4/30/2004      23.93      .46     4.94     5.40     (.46)    (.19)    (.65)   28.68    22.68    1,009     1.07    1.07     1.63
Period from
  6/4/2002
  to 4/30/2003   27.81      .41    (3.74)   (3.33)    (.51)    (.04)    (.55)   23.93   (11.94)     125 1.11<F5> 1.09<F5> 1.95<F5>

Class R-4:
Year ended
  4/30/2005      28.73      .64     1.22     1.86     (.58)    (.23)    (.81)   29.78     6.46      830      .68     .67     2.14
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.53)    (.19)    (.72)   28.73    23.11      330      .70     .70     2.01
Period from
  5/20/2002
  to 4/30/2003   28.78      .51    (4.74)   (4.23)    (.56)    (.04)    (.60)   23.95   (14.66)      71  .74<F5>  .73<F5> 2.32<F5>

Class R-5:
Year ended
  4/30/2005      28.79      .73     1.22     1.95     (.66)    (.23)    (.89)   29.85     6.78      619      .38     .37     2.45
Year ended
  4/30/2004      23.99      .65     4.94     5.59     (.60)    (.19)    (.79)   28.79    23.49      395      .39     .39     2.36
Period from
  5/15/2002
  to 4/30/2003   28.84      .57    (4.78)   (4.21)    (.60)    (.04)    (.64)   23.99   (14.57)     230  .41<F5>  .41<F5> 2.51<F5>


                                              Year ended April 30
                                 2005      2004      2003      2002      2001
Portfolio turnover rate for
  all classes of shares           16%       12%       21%       22%       25%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During the year ended 4/30/2005, CRMC and WMC reduced management fees for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

<F5> Annualized.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 3, 2005

[logo - American Funds (r)]

                                         The right choice for the long term/(R)/




Washington Mutual
Investors Fund/SM/


 RETIREMENT PLAN
 PROSPECTUS





 July 1, 2005





TABLE OF CONTENTS
 1    Risk/Return summary
 4    Fees and expenses of the fund
 6    Investment objective, strategies and risks
 9    Management and organization
13    Purchase, exchange and sale of shares
16    Sales charges
18    Sales charge reductions
19    Rollovers from retirement plans to IRAs
20    Plans of distribution
20    Other compensation to dealers
21    Distributions and taxes
22    Financial highlights




 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Risk/Return summary

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high-quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's investment adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the Eligible List to comply with the fund's Investment Standards.

Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests, as well as economic, political or social events in the United States or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                  Washington Mutual Investors Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The bar chart below shows how the fund's investment results have varied from year to year, and the Investment Results table on page 3 shows how the fund's average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the fund. All fund results reflect the reinvestment of dividends and capital gain distributions, if any. Past results are not predictive of future results.


CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge; if a sales charge were included, results would be lower.)
[begin bar chart]

1995  41.21%
1996  20.17
1997  33.29
1998  19.37
1999   1.16
2000   9.06
2001   1.51
2002 -14.85
2003  25.82
2004   9.92

[end bar chart]



Highest/Lowest quarterly results during this time period were:

HIGHEST         15.94%  (quarter ended June 30, 2003)
LOWEST         -17.90%  (quarter ended September 30, 2002)


The fund's total return for the three months ended March 31, 2005, was -1.43%.

Washington Mutual Investors Fund / Prospectus

Unlike the bar chart above, the Investment Results table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the following maximum initial sales charge imposed:

 . Class A share results reflect the maximum initial sales charge of 5.75%. This charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

 . Class R shares are sold without any initial sales charge.

Results would be higher if calculated without a sales charge.

Unlike the Investment Results table below, the Additional Investment Results table on page 7 reflects the fund's results calculated without a sales charge.

 INVESTMENT RESULTS (WITH A MAXIMUM SALES CHARGE)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                   1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
---------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52     3.58%    4.21%    12.87%      12.77%

                                   1 YEAR   LIFETIME/1/
--------------------------------------------------------
 CLASS R-1 -- FIRST SOLD 5/29/02    8.97%      5.03%
 CLASS R-2 -- FIRST SOLD 5/31/02    8.99       5.14
 CLASS R-3 -- FIRST SOLD 6/4/02     9.49       6.57
 CLASS R-4 -- FIRST SOLD 5/20/02    9.81       5.42
 CLASS R-5 -- FIRST SOLD 5/15/02   10.16       5.64

                                   1 YEAR   5 YEARS   10 YEARS    LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES
 S&P 500/2/                        10.87%    -2.30%    12.07%        11.43%
 Lipper Growth and Income Funds    11.72      1.65     10.72           N/A
Index/3/
-------------------------------------------------------------------------------
 Class A 30-day yield at April 30, 2005: 2.02%/4/
 (For current yield information, please call American FundsLine at
800/325-3590.)


1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
3 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 Reflects a fee waiver (2.00% without the waiver) as described in the Annual
 Fund Operating Expenses table under "Fees and expenses of the fund."

                                  Washington Mutual Investors Fund / Prospectus

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                                               CLASS A    ALL R SHARE CLASSES
------------------------------------------------------------------------------
 Maximum initial sales charge on purchases      5.75%/*/         none
 (as a percentage of offering price)
------------------------------------------------------------------------------
 Maximum sales charge on reinvested dividends    none            none
------------------------------------------------------------------------------
 Maximum contingent deferred sales charge        none            none
------------------------------------------------------------------------------
 Redemption or exchange fees                     none            none


* The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                            CLASS  CLASS  CLASS  CLASS   CLASS
                                   CLASS A   R-1    R-2    R-3    R-4     R-5
-------------------------------------------------------------------------------
 Management fees                    0.27%   0.27%  0.27%  0.27%  0.27%   0.27%
-------------------------------------------------------------------------------
 Distribution and/or service        0.24    1.00   0.75   0.50   0.25    none
 (12b-1) fees/1/
-------------------------------------------------------------------------------
 Other expenses                     0.10    0.23   0.55   0.18   0.16    0.11
-------------------------------------------------------------------------------
 Total annual fund operating        0.61    1.50   1.57   0.95   0.68    0.38
 expenses/2/
-------------------------------------------------------------------------------



1 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed .25%, 1.00%, .75% and
 .50%, respectively, of the class' average net assets annually. Class R-1 12b-1 fees are 1.00% of the class' average net assets annually.
2 The fund's investment adviser and business manager began waiving 5% of their management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and will continue at this level until further review. In addition, the investment adviser paid a portion of the fund's transfer agent fees for certain R share classes. Total annual fund operating expenses do not reflect any waivers or reimbursement. Information regarding the effect of the waivers/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table and the audited financial statements in the fund's annual report.

Washington Mutual Investors Fund / Prospectus

OTHER EXPENSES

The "Other expenses" items in the table above include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to affiliated and unaffiliated entities of the fund's investment adviser providing services to retirement plans.



                PAYMENTS TO AFFILIATED       PAYMENTS TO UNAFFILIATED ENTITIES
                       ENTITIES
-------------------------------------------------------------------------------
 Class A          .05% of assets or                  .05% of assets or
            $12 per participant position*      $12 per participant position*
-------------------------------------------------------------------------------
 Class R-1          .10% of assets                     .10% of assets
-------------------------------------------------------------------------------
 Class R-2   $27 per participant position              .25% of assets
                 plus .15% of assets
-------------------------------------------------------------------------------
 Class R-3   $12 per participant position              .15% of assets
                 plus .10% of assets
 Class R-4          .10% of assets                     .10% of assets
-------------------------------------------------------------------------------
 Class R-5          .05% of assets                     .05% of assets
-------------------------------------------------------------------------------



* Payment amount depends on the date upon which services commenced.

EXAMPLES

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. The examples do not reflect the impact of any fee waivers or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:


                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------
 Class A*                        $634    $759     $896      $1,293
--------------------------------------------------------------------
 Class R-1                        153     474      818       1,791
--------------------------------------------------------------------
 Class R-2                        160     496      855       1,867
--------------------------------------------------------------------
 Class R-3                         97     303      525       1,166
--------------------------------------------------------------------
 Class R-4                         69     218      379         847
--------------------------------------------------------------------
 Class R-5                         39     122      213         480
--------------------------------------------------------------------



* Reflects the maximum initial sales charge in the first year.

                                  Washington Mutual Investors Fund / Prospectus

Investment objective, strategies and risks

The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above-average yield and a below-average price-to-earnings ratio in relation to Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Washington Mutual Investors Fund / Prospectus

ADDITIONAL INVESTMENT RESULTS

Unlike the Investment Results table on page 3, the table below reflects the fund's results calculated without a sales charge.

 ADDITIONAL INVESTMENT RESULTS (WITHOUT A SALES CHARGE)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                   1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
---------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52     9.92%    5.45%    13.54%      12.90%

                                   1 YEAR   LIFETIME/1/
--------------------------------------------------------
 CLASS R-1 -- FIRST SOLD 5/29/02    8.97%      5.03%
 CLASS R-2 -- FIRST SOLD 5/31/02    8.99       5.14
 CLASS R-3 -- FIRST SOLD 6/4/02     9.49       6.57
 CLASS R-4 -- FIRST SOLD 5/20/02    9.81       5.42
 CLASS R-5 -- FIRST SOLD 5/15/02   10.16       5.64

                            1 YEAR     5 YEARS     10 YEARS      LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES
 S&P 500/2/                 10.87%      -2.30%      12.07%          11.43%
 Lipper Growth and Income   11.72        1.65       10.72             N/A
Funds Index/3/
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2004: 1.90%/4/
 (For current distribution rate information, please call American FundsLine at 800/325-3590.)


1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
3 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month period. Capital gain distributions, if any, are added back to the net asset value to determine the rate.

                                  Washington Mutual Investors Fund / Prospectus

 INDUSTRY SECTOR HOLDINGS AS OF APRIL 30, 2005
                                                 PERCENT OF NET ASSETS
 Financials                                             21.45%
-----------------------------------------------------------------------
 Industrials                                            12.16
-----------------------------------------------------------------------
 Health care                                            11.21
-----------------------------------------------------------------------
 Energy                                                  9.58
-----------------------------------------------------------------------
 Consumer staples                                        8.96
-----------------------------------------------------------------------
 Other industries                                       33.73
-----------------------------------------------------------------------
 Convertible securities                                  0.22
-----------------------------------------------------------------------
 Cash & equivalents                                      2.69
-----------------------------------------------------------------------




 TEN LARGEST HOLDINGS AS OF APRIL 30, 2005
                                              PERCENT OF NET ASSETS
 JPMorgan Chase                                       2.81%
--------------------------------------------------------------------
 General Electric                                     2.80
--------------------------------------------------------------------
 Exxon Mobil                                          2.75
--------------------------------------------------------------------
 ChevronTexaco                                        2.66
--------------------------------------------------------------------
 Bristol-Myers Squibb                                 2.27
--------------------------------------------------------------------
 Citigroup                                            2.26
--------------------------------------------------------------------
 SBC Communications                                   1.87
--------------------------------------------------------------------
 Bank of America                                      1.85
--------------------------------------------------------------------
 BellSouth                                            1.76
--------------------------------------------------------------------
 Fannie Mae                                           1.69



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at americanfunds.com.

Washington Mutual Investors Fund / Prospectus

Management and organization

BUSINESS MANAGER

Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's contractual service providers, including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, DC 20005.

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 135 South State College Boulevard, Brea, California 92821. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under "Fees and expenses of the fund."

EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's equity and/or fixed-income portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Subject to best execution, the investment adviser may consider investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions. However, when the investment adviser places orders for the fund's portfolio transactions, it does not

                                  Washington Mutual Investors Fund / Prospectus
give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser.

PORTFOLIO HOLDINGS

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund's details page on the website. A list of the fund's top 10 equity holdings (updated as of each month-end) and a link to the fund's complete list of publicly disclosed portfolio holdings (updated as of each calendar quarter-end) are located in the lower portion of this website page. These lists are posted to the website generally within 30 days from the end of the applicable month or quarter. Both lists remain available on the website until new information for the next month or quarter is posted.

A description of the fund's policies and procedures regarding disclosure of information about its portfolio securities is available in the statement of additional information.

Washington Mutual Investors Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies, under the oversight of Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

The primary individual portfolio counselors for Washington Mutual Investors Fund are:



                                               PRIMARY TITLE WITH      PORTFOLIO
                            PORTFOLIO          INVESTMENT ADVISER      COUNSELOR'S
                            COUNSELOR          (OR AFFILIATE)          ROLE IN
                            EXPERIENCE         AND INVESTMENT          MANAGEMENT
 PORTFOLIO COUNSELOR       IN THIS FUND        EXPERIENCE              OF THE FUND
---------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR           15 years          Executive Vice          Serves as an equity
                      (plus 4 years of prior   President and           portfolio counselor
                         experience as an      Director, Capital
                        investment analyst     Research and
                          for the fund)        Management Company

                                               Investment
                                               professional for 22
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER           25 years          Senior Vice             Serves as an equity
                      (plus 8 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 39
                                               years in total; 33
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ALAN N. BERRO               8 years           Senior Vice             Serves as an equity
                      (plus 6 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 19
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES K. DUNTON             27 years          Senior Vice President   Serves as an equity
                      (plus 7 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 43
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 J. DALE HARVEY              9 years           Vice President,         Serves as an equity
                      (plus 4 years of prior   Capital Research and    portfolio counselor
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 16
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 GREGORY D. JOHNSON          4 years           Senior Vice             Serves as an equity
                        (plus 10 years of      President, Capital      portfolio counselor
                              prior            Research Company
                         experience as an
                        investment analyst     Investment
                          for the fund)        professional for 12
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES B. LOVELACE           15 years          Senior Vice President   Serves as an equity
                      (plus 2 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 23
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL         13 years          Senior Vice President   Serves as an equity
                        (plus 17 years of      and Director, Capital   portfolio counselor
                              prior            Research and
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 33
                                               years in total; 30
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------

                                  Washington Mutual Investors Fund / Prospectus

Additional information regarding the portfolio counselors' compensation, other accounts managed and ownership of securities in the fund can be found in the statement of additional information.

Washington Mutual Investors Fund / Prospectus

Purchase, exchange and sale of shares

AMERICAN FUNDS SERVICE COMPANY, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU OR ANY PERSON(S) ACTING ON YOUR BEHALF IN ORDER TO VERIFY YOUR OR SUCH PERSON'S IDENTITY. IF YOU DO NOT PROVIDE THE INFORMATION, THE TRANSFER AGENT MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY OR THAT OF ANOTHER PERSON(S) AUTHORIZED TO ACT ON YOUR BEHALF, OR BELIEVES IT HAS IDENTIFIED POTENTIALLY CRIMINAL ACTIVITY, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION THEY DEEM REASONABLE OR REQUIRED BY LAW.

PURCHASES AND EXCHANGES

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier/(R)/ or Recordkeeper Direct/(R)/ recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares generally are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement Accounts
(IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica/(R)/ accounts. CollegeAmerica is sponsored by and is a registered trademark of the Virginia College Savings Plan,/SM /an agency of the Commonwealth of Virginia.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

FREQUENT TRADING OF FUND SHARES

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has

                                  Washington Mutual Investors Fund / Prospectus
determined could involve actual or potential harm to the fund may be rejected. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under the fund's "purchase blocking policy," any American Funds shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from an American Fund (other than an American Funds money market fund) will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. American Funds Service Company will work with intermediaries to develop such procedures or other procedures that American Funds Service Company determines are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

SALES

Please contact your plan administrator or recordkeeper in order to sell shares from your retirement plan.

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds money market funds that are reinvested in non-money market American Funds will be subject to a sales charge. Proceeds will be reinvested at

Washington Mutual Investors Fund / Prospectus the next calculated net asset value after your request is received and accepted by American Funds Service Company. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under "Frequent trading of fund shares." This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs."

VALUING SHARES

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available or are not considered reliable. Use of these procedures is intended to result in more appropriate net asset values.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                  Washington Mutual Investors Fund / Prospectus

Sales charges

CLASS A SHARES

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.



                                       SALES CHARGE AS A
                                         PERCENTAGE OF:
                                                                 DEALER
                                                   NET         COMMISSION
                                       OFFERING   AMOUNT     AS A PERCENTAGE
 INVESTMENT                             PRICE    INVESTED   OF OFFERING PRICE
------------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%           5.00%
------------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00      5.26            4.25
------------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50      4.71            3.75
------------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50      3.63            2.75
------------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50      2.56            2.00
------------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00      2.04            1.60
------------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50      1.52            1.20
------------------------------------------------------------------------------
 $1 million or more and certain other   none      none      see below
 investments described below
------------------------------------------------------------------------------



The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

.. investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

.. certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" below for more information).

Washington Mutual Investors Fund / Prospectus

The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see "Plans of distribution" below).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds, and employees of The Capital Group Companies. Please see the statement of additional information for more information.

 EMPLOYER-SPONSORED RETIREMENT PLANS

 Employer-sponsored retirement plans not currently invested in Class A shares and wishing to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares.

 Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares.

 Employer-sponsored retirement plans not currently investing in Class A shares without a sales charge are not eligible to establish a statement of intention to purchase $1 million or more of American Funds shares in order to qualify to purchase without a sales charge. More information about statements of intention can be found under "Sales charge reductions."

 Employer-sponsored retirement plans that invested in Class A shares without any sales charge on or before March 31, 2004, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

CLASS R SHARES

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually an asset-based compensation of 1.00% for sales of Class R-1 shares, .75% for Class R-2 shares, .50% for Class R-3 shares and .25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see "Plans of distribution" below).

                                  Washington Mutual Investors Fund / Prospectus

Sales charge reductions

TO RECEIVE A REDUCTION IN YOUR CLASS A INITIAL SALES CHARGE, YOU MUST LET YOUR FINANCIAL ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW AT THE TIME YOU PURCHASE SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW THAT YOU ARE ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

REDUCING YOUR CLASS A INITIAL SALES CHARGE

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer's affiliates may combine all of their American Funds investments to reduce their Class A sales charge. However, for this purpose, investments representing direct purchases of American Funds money market funds are excluded.

 CONCURRENT PURCHASES

 Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge.

 RIGHTS OF ACCUMULATION

 The current value of existing holdings in any class of shares of the American Funds may be taken into account to determine your Class A sales charge. The current value of existing investments in an American Legacy/(R)/ Retirement Investment Plan may also be taken into account to determine your Class A sales charge.

 STATEMENT OF INTENTION

 You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. At the request of a plan, purchases made during the previous 90 days may be included. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Washington Mutual Investors Fund / Prospectus

RIGHT OF REINVESTMENT

Please see the "Sales" section of "Purchase, exchange and sale of shares" above for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS THROUGH A LINK ON THE HOME PAGE OF THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM, FROM THE STATEMENT OF ADDITIONAL INFORMATION OR FROM YOUR FINANCIAL ADVISER.

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

.. rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

.. rollovers to IRAs that are attributable to American Funds investments, if they meet the following three requirements:

 -- the retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as PlanPremier, Recordkeeper Direct or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company;

 -- the plan's assets were invested in American Funds at the time of distribution; and

 -- the plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

TRANSFERS TO IRAS

Transfers to IRAs that are attributable to American Funds investments held in SIMPLE IRAs, SEPs or SARSEPs will not be subject to a sales charge if invested in Class A shares.

                                  Washington Mutual Investors Fund / Prospectus

Plans of distribution

The fund has plans of distribution or "12b-1 plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses of up to .25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, .75% and .50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and expenses of the fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of your investment.

Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year's American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers were less than .02% of the assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 75 firms to facilitate educating financial advisers and shareholders about the American Funds.

Washington Mutual Investors Fund / Prospectus

Distributions and taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXES ON TRANSACTIONS

Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

PLEASE SEE YOUR TAX ADVISER FOR MORE INFORMATION.

                                  Washington Mutual Investors Fund / Prospectus

Financial highlights/1/

The Financial Highlights table is intended to help you understand the fund's results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                               INCOME (LOSS) FROM INVESTMENT OPERATIONS/2/
                                                                   Net
                                                                  gains
                                                               (losses) on
                                                                securities
                                    Net asset                     (both
                                     value,         Net          realized      Total from
                                    beginning   investment         and         investment
                                    of period     income       unrealized)     operations
---------------------------------------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                 $28.79        $.67          $ 1.22          $ 1.89
Year ended 4/30/2004                  23.99         .59            4.94            5.53
Year ended 4/30/2003                  28.37         .55           (4.35)          (3.80)
Year ended 4/30/2002                  29.80         .50            (.75)           (.25)
Year ended 4/30/2001                  29.14         .57            3.17            3.74
---------------------------------------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                  28.68         .40            1.21            1.61
Year ended 4/30/2004                  23.92         .35            4.93            5.28
Period from 5/29/2002 to 4/30/2003    28.52         .32           (4.46)          (4.14)
---------------------------------------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                  28.60         .41            1.22            1.63
Year ended 4/30/2004                  23.88         .35            4.91            5.26
Period from 5/31/2002 to 4/30/2003    28.46         .33           (4.40)          (4.07)
---------------------------------------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                  28.68         .56            1.21            1.77
Year ended 4/30/2004                  23.93         .46            4.94            5.40
Period from 6/4/2002 to 4/30/2003     27.81         .41           (3.74)          (3.33)
---------------------------------------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                 $28.73        $.64          $ 1.22          $ 1.86
Year ended 4/30/2004                  23.95         .56            4.94            5.50
Period from 5/20/2002 to 4/30/2003    28.78         .51           (4.74)          (4.23)
---------------------------------------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                  28.79         .73            1.22            1.95
Year ended 4/30/2004                  23.99         .65            4.94            5.59
Period from 5/15/2002 to 4/30/2003    28.84         .57           (4.78)          (4.21)


                                          DIVIDENDS AND DISTRIBUTIONS
                                                                                                                    Ratio of
                                                                                                                    expenses
                                                                                                                   to average
                                                                                                                   net assets
                                    Dividends   Distributions      Total      Net asset              Net assets,     before
                                    (from net       (from        dividends     value,                  end of         reim-
                                    investment     capital          and        end of      Total       period      bursements/
                                     income)       gains)      distributions   period    return/3/  (in millions)    waivers
--------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                  $(.60)       $ (.23)        $ (.83)      $29.85       6.55%      $61,185        .61 %
Year ended 4/30/2004                   (.54)         (.19)          (.73)       28.79      23.19        57,027        .64
Year ended 4/30/2003                   (.54)         (.04)          (.58)       23.99     (13.36)       43,701        .67
Year ended 4/30/2002                   (.54)         (.64)         (1.18)       28.37       (.73)       50,669        .65
Year ended 4/30/2001                   (.58)        (2.50)         (3.08)       29.80      13.54        48,700        .65
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                   (.35)         (.23)          (.58)       29.71       5.62%           34       1.50
Year ended 4/30/2004                   (.33)         (.19)          (.52)       28.68      22.16            16       1.52
Period from 5/29/2002 to 4/30/2003     (.42)         (.04)          (.46)       23.92     (14.50)            8       1.71/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                   (.36)         (.23)          (.59)       29.64       5.68           622       1.57
Year ended 4/30/2004                   (.35)         (.19)          (.54)       28.60      22.12           371       1.69
Period from 5/31/2002 to 4/30/2003     (.47)         (.04)          (.51)       23.88     (14.29)           96       1.78/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                   (.49)         (.23)          (.72)       29.73       6.17         1,705        .95
Year ended 4/30/2004                   (.46)         (.19)          (.65)       28.68      22.68         1,009       1.07
Period from 6/4/2002 to 4/30/2003      (.51)         (.04)          (.55)       23.93     (11.94)          125       1.11/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                  $(.58)       $ (.23)        $ (.81)      $29.78       6.46%      $   830        .68 %
Year ended 4/30/2004                   (.53)         (.19)          (.72)       28.73      23.11           330        .70
Period from 5/20/2002 to 4/30/2003     (.56)         (.04)          (.60)       23.95     (14.66)           71        .74/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                   (.66)         (.23)          (.89)       29.85       6.78           619        .38
Year ended 4/30/2004                   (.60)         (.19)          (.79)       28.79      23.49           395        .39
Period from 5/15/2002 to 4/30/2003     (.60)         (.04)          (.64)       23.99     (14.57)          230        .41/5/



                                     Ratio of
                                     expenses
                                    to average
                                    net assets     Ratio of
                                       after         net
                                       reim-      income to
                                    bursements/    average
                                    waivers/4/    net assets
-------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                   .60 %        2.24 %
Year ended 4/30/2004                   .64          2.14
Year ended 4/30/2003                   .67          2.28
Year ended 4/30/2002                   .65          1.72
Year ended 4/30/2001                   .65          1.95
-------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                  1.47          1.35
Year ended 4/30/2004                  1.49          1.25
Period from 5/29/2002 to 4/30/2003    1.51/5/       1.50/5/
-------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                  1.44          1.38
Year ended 4/30/2004                  1.45          1.26
Period from 5/31/2002 to 4/30/2003    1.47/5/       1.58/5/
-------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                   .94          1.89
Year ended 4/30/2004                  1.07          1.63
Period from 6/4/2002 to 4/30/2003     1.09/5/       1.95/5/
-------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                   .67 %        2.14 %
Year ended 4/30/2004                   .70          2.01
Period from 5/20/2002 to 4/30/2003    .73/5/        2.32/5/
-------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                   .37          2.45
Year ended 4/30/2004                   .39          2.36
Period from 5/15/2002 to 4/30/2003     .41/5/       2.51/5/


                                       22

Washington Mutual Investors Fund / Prospectus

                                           YEAR ENDED APRIL 30
                           2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
RATE FOR ALL CLASSES       16%         12%         21%         22%          25%
OF SHARES



1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

2 Based on average shares outstanding.
3 Total returns exclude all sales charges.

4 The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company and Washington Management Corporation. See the Annual Fund Operating Expenses table under "Fees and expenses of the fund" and the audited financial statements in the fund's annual report for more information.
5 Annualized.



                                       23
                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                       24

Washington Mutual Investors Fund / Prospectus

NOTES

                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                       26

Washington Mutual Investors Fund / Prospectus

NOTES

                                  Washington Mutual Investors Fund / Prospectus

 [logo - American Funds (r)]

                                         The right choice for the long term/(R)/


          FOR SHAREHOLDER          American Funds Service Company
          SERVICES                 800/421-0180
          FOR RETIREMENT PLAN      Call your employer or plan
          SERVICES                 administrator
          FOR DEALER SERVICES      American Funds Distributors
                                   800/421-9900
                                   americanfunds.com
          FOR 24                   For Class R share information,
          -HOUR INFORMATION        visit
                                   AmericanFundsRetirement.com

          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality-assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund's investment strategies, and the independent registered public accounting firm's report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The current SAI, as amended from time to time, contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund's business manager, and the fund's investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, DC (202/942-8090) or on the EDGAR database on the SEC's website at www.sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The current SAI is also available on americanfunds.com.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you would like to opt out of household mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, NW, Washington, DC 20005.




[LOGO - recycled bug]




Printed on recycled paper
RPGEPR-901-0705P Litho in USA             Investment Company File No. 811-604
CGD/MC/8045
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds       Capital Research and Management      Capital International       Capital Guardian       Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.


/s/ Burton L. Raimi
    Burton L. Rami
    Secretary
RETIREMENT PLAN
 PROSPECTUS





 July 1, 2005





TABLE OF CONTENTS
 1    Risk/Return summary
 4    Fees and expenses of the fund
 6    Investment objective, strategies and risks
 9    Management and organization
13    Purchase, exchange and sale of shares
16    Sales charges
18    Sales charge reductions
19    Rollovers from retirement plans to IRAs
20    Plans of distribution
20    Other compensation to dealers
21    Distributions and taxes
22    Financial highlights




 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Risk/Return summary

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high-quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's investment adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the Eligible List to comply with the fund's Investment Standards.

Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests, as well as economic, political or social events in the United States or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                  Washington Mutual Investors Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The bar chart below shows how the fund's investment results have varied from year to year, and the Investment Results table on page 3 shows how the fund's average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the fund. All fund results reflect the reinvestment of dividends and capital gain distributions, if any. Past results are not predictive of future results.


CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge; if a sales charge were included, results would be lower.)
[begin bar chart]

1995  41.21%
1996  20.17
1997  33.29
1998  19.37
1999   1.16
2000   9.06
2001   1.51
2002 -14.85
2003  25.82
2004   9.92

[end bar chart]



Highest/Lowest quarterly results during this time period were:

HIGHEST         15.94%  (quarter ended June 30, 2003)
LOWEST         -17.90%  (quarter ended September 30, 2002)


The fund's total return for the three months ended March 31, 2005, was -1.43%.

Washington Mutual Investors Fund / Prospectus

Unlike the bar chart above, the Investment Results table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the following maximum initial sales charge imposed:

 . Class A share results reflect the maximum initial sales charge of 5.75%. This charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

 . Class R shares are sold without any initial sales charge.

Results would be higher if calculated without a sales charge.

Unlike the Investment Results table below, the Additional Investment Results table on page 7 reflects the fund's results calculated without a sales charge.

 INVESTMENT RESULTS (WITH A MAXIMUM SALES CHARGE)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                   1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
---------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52     3.58%    4.21%    12.87%      12.77%

                                   1 YEAR   LIFETIME/1/
--------------------------------------------------------
 CLASS R-1 -- FIRST SOLD 5/29/02    8.97%      5.03%
 CLASS R-2 -- FIRST SOLD 5/31/02    8.99       5.14
 CLASS R-3 -- FIRST SOLD 6/4/02     9.49       6.57
 CLASS R-4 -- FIRST SOLD 5/20/02    9.81       5.42
 CLASS R-5 -- FIRST SOLD 5/15/02   10.16       5.64

                                   1 YEAR   5 YEARS   10 YEARS    LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES
 S&P 500/2/                        10.87%    -2.30%    12.07%        11.43%
 Lipper Growth and Income Funds    11.72      1.65     10.72           N/A
Index/3/
-------------------------------------------------------------------------------
 Class A 30-day yield at April 30, 2005: 2.02%/4/
 (For current yield information, please call American FundsLine at
800/325-3590.)


1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
3 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 Reflects a fee waiver (2.00% without the waiver) as described in the Annual
 Fund Operating Expenses table under "Fees and expenses of the fund."

                                  Washington Mutual Investors Fund / Prospectus

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                                               CLASS A    ALL R SHARE CLASSES
------------------------------------------------------------------------------
 Maximum initial sales charge on purchases      5.75%/*/         none
 (as a percentage of offering price)
------------------------------------------------------------------------------
 Maximum sales charge on reinvested dividends    none            none
------------------------------------------------------------------------------
 Maximum contingent deferred sales charge        none            none
------------------------------------------------------------------------------
 Redemption or exchange fees                     none            none


* The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                            CLASS  CLASS  CLASS  CLASS   CLASS
                                   CLASS A   R-1    R-2    R-3    R-4     R-5
-------------------------------------------------------------------------------
 Management fees                    0.27%   0.27%  0.27%  0.27%  0.27%   0.27%
-------------------------------------------------------------------------------
 Distribution and/or service        0.24    1.00   0.75   0.50   0.25    none
 (12b-1) fees/1/
-------------------------------------------------------------------------------
 Other expenses                     0.10    0.23   0.55   0.18   0.16    0.11
-------------------------------------------------------------------------------
 Total annual fund operating        0.61    1.50   1.57   0.95   0.68    0.38
 expenses/2/
-------------------------------------------------------------------------------



1 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed .25%, 1.00%, .75% and
 .50%, respectively, of the class' average net assets annually. Class R-1 12b-1 fees are 1.00% of the class' average net assets annually.
2 The fund's investment adviser and business manager began waiving 5% of their management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and will continue at this level until further review. In addition, the investment adviser paid a portion of the fund's transfer agent fees for certain R share classes. Total annual fund operating expenses do not reflect any waivers or reimbursement. Information regarding the effect of the waivers/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table and the audited financial statements in the fund's annual report.

Washington Mutual Investors Fund / Prospectus

OTHER EXPENSES

The "Other expenses" items in the table above include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to affiliated and unaffiliated entities of the fund's investment adviser providing services to retirement plans.



                PAYMENTS TO AFFILIATED       PAYMENTS TO UNAFFILIATED ENTITIES
                       ENTITIES
-------------------------------------------------------------------------------
 Class A          .05% of assets or                  .05% of assets or
            $12 per participant position*      $12 per participant position*
-------------------------------------------------------------------------------
 Class R-1          .10% of assets                     .10% of assets
-------------------------------------------------------------------------------
 Class R-2   $27 per participant position              .25% of assets
                 plus .15% of assets
-------------------------------------------------------------------------------
 Class R-3   $12 per participant position              .15% of assets
                 plus .10% of assets
 Class R-4          .10% of assets                     .10% of assets
-------------------------------------------------------------------------------
 Class R-5          .05% of assets                     .05% of assets
-------------------------------------------------------------------------------



* Payment amount depends on the date upon which services commenced.

EXAMPLES

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. The examples do not reflect the impact of any fee waivers or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:


                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------
 Class A*                        $634    $759     $896      $1,293
--------------------------------------------------------------------
 Class R-1                        153     474      818       1,791
--------------------------------------------------------------------
 Class R-2                        160     496      855       1,867
--------------------------------------------------------------------
 Class R-3                         97     303      525       1,166
--------------------------------------------------------------------
 Class R-4                         69     218      379         847
--------------------------------------------------------------------
 Class R-5                         39     122      213         480
--------------------------------------------------------------------



* Reflects the maximum initial sales charge in the first year.

                                  Washington Mutual Investors Fund / Prospectus

Investment objective, strategies and risks

The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above-average yield and a below-average price-to-earnings ratio in relation to Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The investment adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Washington Mutual Investors Fund / Prospectus

ADDITIONAL INVESTMENT RESULTS

Unlike the Investment Results table on page 3, the table below reflects the fund's results calculated without a sales charge.

 ADDITIONAL INVESTMENT RESULTS (WITHOUT A SALES CHARGE)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:
                                   1 YEAR  5 YEARS  10 YEARS   LIFETIME/1/
---------------------------------------------------------------------------
 CLASS A -- FIRST SOLD 7/31/52     9.92%    5.45%    13.54%      12.90%

                                   1 YEAR   LIFETIME/1/
--------------------------------------------------------
 CLASS R-1 -- FIRST SOLD 5/29/02    8.97%      5.03%
 CLASS R-2 -- FIRST SOLD 5/31/02    8.99       5.14
 CLASS R-3 -- FIRST SOLD 6/4/02     9.49       6.57
 CLASS R-4 -- FIRST SOLD 5/20/02    9.81       5.42
 CLASS R-5 -- FIRST SOLD 5/15/02   10.16       5.64

                            1 YEAR     5 YEARS     10 YEARS      LIFETIME/1/
-------------------------------------------------------------------------------
 INDEXES
 S&P 500/2/                 10.87%      -2.30%      12.07%          11.43%
 Lipper Growth and Income   11.72        1.65       10.72             N/A
Funds Index/3/
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2004: 1.90%/4/
 (For current distribution rate information, please call American FundsLine at 800/325-3590.)


1 Lifetime results for each share class are measured from the date the share class was first sold. Lifetime results for the index(es) shown are measured from the date Class A shares were first sold.

2 Standard & Poor's 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. Index returns reflect the reinvestment of all dividends and/or distributions.
3 Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends, capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month period. Capital gain distributions, if any, are added back to the net asset value to determine the rate.

                                  Washington Mutual Investors Fund / Prospectus

 INDUSTRY SECTOR HOLDINGS AS OF APRIL 30, 2005
                                                 PERCENT OF NET ASSETS
 Financials                                             21.45%
-----------------------------------------------------------------------
 Industrials                                            12.16
-----------------------------------------------------------------------
 Health care                                            11.21
-----------------------------------------------------------------------
 Energy                                                  9.58
-----------------------------------------------------------------------
 Consumer staples                                        8.96
-----------------------------------------------------------------------
 Other industries                                       33.73
-----------------------------------------------------------------------
 Convertible securities                                  0.22
-----------------------------------------------------------------------
 Cash & equivalents                                      2.69
-----------------------------------------------------------------------




 TEN LARGEST HOLDINGS AS OF APRIL 30, 2005
                                              PERCENT OF NET ASSETS
 JPMorgan Chase                                       2.81%
--------------------------------------------------------------------
 General Electric                                     2.80
--------------------------------------------------------------------
 Exxon Mobil                                          2.75
--------------------------------------------------------------------
 ChevronTexaco                                        2.66
--------------------------------------------------------------------
 Bristol-Myers Squibb                                 2.27
--------------------------------------------------------------------
 Citigroup                                            2.26
--------------------------------------------------------------------
 SBC Communications                                   1.87
--------------------------------------------------------------------
 Bank of America                                      1.85
--------------------------------------------------------------------
 BellSouth                                            1.76
--------------------------------------------------------------------
 Fannie Mae                                           1.69



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at americanfunds.com.

Washington Mutual Investors Fund / Prospectus

Management and organization

BUSINESS MANAGER

Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's contractual service providers, including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, DC 20005.

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 135 South State College Boulevard, Brea, California 92821. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under "Fees and expenses of the fund."

EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's equity and/or fixed-income portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Subject to best execution, the investment adviser may consider investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions. However, when the investment adviser places orders for the fund's portfolio transactions, it does not

                                  Washington Mutual Investors Fund / Prospectus
give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser.

PORTFOLIO HOLDINGS

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund's details page on the website. A list of the fund's top 10 equity holdings (updated as of each month-end) and a link to the fund's complete list of publicly disclosed portfolio holdings (updated as of each calendar quarter-end) are located in the lower portion of this website page. These lists are posted to the website generally within 30 days from the end of the applicable month or quarter. Both lists remain available on the website until new information for the next month or quarter is posted.

A description of the fund's policies and procedures regarding disclosure of information about its portfolio securities is available in the statement of additional information.

Washington Mutual Investors Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies, under the oversight of Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

The primary individual portfolio counselors for Washington Mutual Investors Fund are:



                                               PRIMARY TITLE WITH      PORTFOLIO
                            PORTFOLIO          INVESTMENT ADVISER      COUNSELOR'S
                            COUNSELOR          (OR AFFILIATE)          ROLE IN
                            EXPERIENCE         AND INVESTMENT          MANAGEMENT
 PORTFOLIO COUNSELOR       IN THIS FUND        EXPERIENCE              OF THE FUND
---------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR           15 years          Executive Vice          Serves as an equity
                      (plus 4 years of prior   President and           portfolio counselor
                         experience as an      Director, Capital
                        investment analyst     Research and
                          for the fund)        Management Company

                                               Investment
                                               professional for 22
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER           25 years          Senior Vice             Serves as an equity
                      (plus 8 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 39
                                               years in total; 33
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ALAN N. BERRO               8 years           Senior Vice             Serves as an equity
                      (plus 6 years of prior   President, Capital      portfolio counselor
                         experience as an      Research Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 19
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES K. DUNTON             27 years          Senior Vice President   Serves as an equity
                      (plus 7 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 43
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 J. DALE HARVEY              9 years           Vice President,         Serves as an equity
                      (plus 4 years of prior   Capital Research and    portfolio counselor
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 16
                                               years in total; 14
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 GREGORY D. JOHNSON          4 years           Senior Vice             Serves as an equity
                        (plus 10 years of      President, Capital      portfolio counselor
                              prior            Research Company
                         experience as an
                        investment analyst     Investment
                          for the fund)        professional for 12
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 JAMES B. LOVELACE           15 years          Senior Vice President   Serves as an equity
                      (plus 2 years of prior   and Director, Capital   portfolio counselor
                         experience as an      Research and
                        investment analyst     Management Company
                          for the fund)
                                               Investment
                                               professional for 23
                                               years, all with
                                               Capital Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL         13 years          Senior Vice President   Serves as an equity
                        (plus 17 years of      and Director, Capital   portfolio counselor
                              prior            Research and
                         experience as an      Management Company
                        investment analyst
                          for the fund)        Investment
                                               professional for 33
                                               years in total; 30
                                               years with Capital
                                               Research and
                                               Management Company or
                                               affiliate
---------------------------------------------------------------------------------------------

                                  Washington Mutual Investors Fund / Prospectus

Additional information regarding the portfolio counselors' compensation, other accounts managed and ownership of securities in the fund can be found in the statement of additional information.

Washington Mutual Investors Fund / Prospectus

Purchase, exchange and sale of shares

AMERICAN FUNDS SERVICE COMPANY, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU OR ANY PERSON(S) ACTING ON YOUR BEHALF IN ORDER TO VERIFY YOUR OR SUCH PERSON'S IDENTITY. IF YOU DO NOT PROVIDE THE INFORMATION, THE TRANSFER AGENT MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY OR THAT OF ANOTHER PERSON(S) AUTHORIZED TO ACT ON YOUR BEHALF, OR BELIEVES IT HAS IDENTIFIED POTENTIALLY CRIMINAL ACTIVITY, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION THEY DEEM REASONABLE OR REQUIRED BY LAW.

PURCHASES AND EXCHANGES

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier/(R)/ or Recordkeeper Direct/(R)/ recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares generally are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement Accounts
(IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica/(R)/ accounts. CollegeAmerica is sponsored by and is a registered trademark of the Virginia College Savings Plan,/SM /an agency of the Commonwealth of Virginia.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

FREQUENT TRADING OF FUND SHARES

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has

                                  Washington Mutual Investors Fund / Prospectus
determined could involve actual or potential harm to the fund may be rejected. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under the fund's "purchase blocking policy," any American Funds shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from an American Fund (other than an American Funds money market fund) will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. American Funds Service Company will work with intermediaries to develop such procedures or other procedures that American Funds Service Company determines are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

SALES

Please contact your plan administrator or recordkeeper in order to sell shares from your retirement plan.

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds money market funds that are reinvested in non-money market American Funds will be subject to a sales charge. Proceeds will be reinvested at

Washington Mutual Investors Fund / Prospectus the next calculated net asset value after your request is received and accepted by American Funds Service Company. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under "Frequent trading of fund shares." This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs."

VALUING SHARES

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available or are not considered reliable. Use of these procedures is intended to result in more appropriate net asset values.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                  Washington Mutual Investors Fund / Prospectus

Sales charges

CLASS A SHARES

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.



                                       SALES CHARGE AS A
                                         PERCENTAGE OF:
                                                                 DEALER
                                                   NET         COMMISSION
                                       OFFERING   AMOUNT     AS A PERCENTAGE
 INVESTMENT                             PRICE    INVESTED   OF OFFERING PRICE
------------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%           5.00%
------------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00      5.26            4.25
------------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50      4.71            3.75
------------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50      3.63            2.75
------------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50      2.56            2.00
------------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00      2.04            1.60
------------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50      1.52            1.20
------------------------------------------------------------------------------
 $1 million or more and certain other   none      none      see below
 investments described below
------------------------------------------------------------------------------



The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

.. investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

.. certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" below for more information).

Washington Mutual Investors Fund / Prospectus

The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see "Plans of distribution" below).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds, and employees of The Capital Group Companies. Please see the statement of additional information for more information.

 EMPLOYER-SPONSORED RETIREMENT PLANS

 Employer-sponsored retirement plans not currently invested in Class A shares and wishing to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares.

 Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares.

 Employer-sponsored retirement plans not currently investing in Class A shares without a sales charge are not eligible to establish a statement of intention to purchase $1 million or more of American Funds shares in order to qualify to purchase without a sales charge. More information about statements of intention can be found under "Sales charge reductions."

 Employer-sponsored retirement plans that invested in Class A shares without any sales charge on or before March 31, 2004, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

CLASS R SHARES

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually an asset-based compensation of 1.00% for sales of Class R-1 shares, .75% for Class R-2 shares, .50% for Class R-3 shares and .25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see "Plans of distribution" below).

                                  Washington Mutual Investors Fund / Prospectus

Sales charge reductions

TO RECEIVE A REDUCTION IN YOUR CLASS A INITIAL SALES CHARGE, YOU MUST LET YOUR FINANCIAL ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW AT THE TIME YOU PURCHASE SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR ADVISER OR AMERICAN FUNDS SERVICE COMPANY KNOW THAT YOU ARE ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

REDUCING YOUR CLASS A INITIAL SALES CHARGE

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer's affiliates may combine all of their American Funds investments to reduce their Class A sales charge. However, for this purpose, investments representing direct purchases of American Funds money market funds are excluded.

 CONCURRENT PURCHASES

 Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge.

 RIGHTS OF ACCUMULATION

 The current value of existing holdings in any class of shares of the American Funds may be taken into account to determine your Class A sales charge. The current value of existing investments in an American Legacy/(R)/ Retirement Investment Plan may also be taken into account to determine your Class A sales charge.

 STATEMENT OF INTENTION

 You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. At the request of a plan, purchases made during the previous 90 days may be included. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Washington Mutual Investors Fund / Prospectus

RIGHT OF REINVESTMENT

Please see the "Sales" section of "Purchase, exchange and sale of shares" above for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS THROUGH A LINK ON THE HOME PAGE OF THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM, FROM THE STATEMENT OF ADDITIONAL INFORMATION OR FROM YOUR FINANCIAL ADVISER.

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

.. rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

.. rollovers to IRAs that are attributable to American Funds investments, if they meet the following three requirements:

 -- the retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as PlanPremier, Recordkeeper Direct or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company;

 -- the plan's assets were invested in American Funds at the time of distribution; and

 -- the plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

TRANSFERS TO IRAS

Transfers to IRAs that are attributable to American Funds investments held in SIMPLE IRAs, SEPs or SARSEPs will not be subject to a sales charge if invested in Class A shares.

                                  Washington Mutual Investors Fund / Prospectus

Plans of distribution

The fund has plans of distribution or "12b-1 plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses of up to .25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, .75% and .50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and expenses of the fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of your investment.

Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year's American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers were less than .02% of the assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 75 firms to facilitate educating financial advisers and shareholders about the American Funds.

Washington Mutual Investors Fund / Prospectus

Distributions and taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXES ON TRANSACTIONS

Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

PLEASE SEE YOUR TAX ADVISER FOR MORE INFORMATION.

                                  Washington Mutual Investors Fund / Prospectus

Financial highlights/1/

The Financial Highlights table is intended to help you understand the fund's results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                               INCOME (LOSS) FROM INVESTMENT OPERATIONS/2/
                                                                   Net
                                                                  gains
                                                               (losses) on
                                                                securities
                                    Net asset                     (both
                                     value,         Net          realized      Total from
                                    beginning   investment         and         investment
                                    of period     income       unrealized)     operations
---------------------------------------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                 $28.79        $.67          $ 1.22          $ 1.89
Year ended 4/30/2004                  23.99         .59            4.94            5.53
Year ended 4/30/2003                  28.37         .55           (4.35)          (3.80)
Year ended 4/30/2002                  29.80         .50            (.75)           (.25)
Year ended 4/30/2001                  29.14         .57            3.17            3.74
---------------------------------------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                  28.68         .40            1.21            1.61
Year ended 4/30/2004                  23.92         .35            4.93            5.28
Period from 5/29/2002 to 4/30/2003    28.52         .32           (4.46)          (4.14)
---------------------------------------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                  28.60         .41            1.22            1.63
Year ended 4/30/2004                  23.88         .35            4.91            5.26
Period from 5/31/2002 to 4/30/2003    28.46         .33           (4.40)          (4.07)
---------------------------------------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                  28.68         .56            1.21            1.77
Year ended 4/30/2004                  23.93         .46            4.94            5.40
Period from 6/4/2002 to 4/30/2003     27.81         .41           (3.74)          (3.33)
---------------------------------------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                 $28.73        $.64          $ 1.22          $ 1.86
Year ended 4/30/2004                  23.95         .56            4.94            5.50
Period from 5/20/2002 to 4/30/2003    28.78         .51           (4.74)          (4.23)
---------------------------------------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                  28.79         .73            1.22            1.95
Year ended 4/30/2004                  23.99         .65            4.94            5.59
Period from 5/15/2002 to 4/30/2003    28.84         .57           (4.78)          (4.21)


                                          DIVIDENDS AND DISTRIBUTIONS
                                                                                                                    Ratio of
                                                                                                                    expenses
                                                                                                                   to average
                                                                                                                   net assets
                                    Dividends   Distributions      Total      Net asset              Net assets,     before
                                    (from net       (from        dividends     value,                  end of         reim-
                                    investment     capital          and        end of      Total       period      bursements/
                                     income)       gains)      distributions   period    return/3/  (in millions)    waivers
--------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                  $(.60)       $ (.23)        $ (.83)      $29.85       6.55%      $61,185        .61 %
Year ended 4/30/2004                   (.54)         (.19)          (.73)       28.79      23.19        57,027        .64
Year ended 4/30/2003                   (.54)         (.04)          (.58)       23.99     (13.36)       43,701        .67
Year ended 4/30/2002                   (.54)         (.64)         (1.18)       28.37       (.73)       50,669        .65
Year ended 4/30/2001                   (.58)        (2.50)         (3.08)       29.80      13.54        48,700        .65
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                   (.35)         (.23)          (.58)       29.71       5.62%           34       1.50
Year ended 4/30/2004                   (.33)         (.19)          (.52)       28.68      22.16            16       1.52
Period from 5/29/2002 to 4/30/2003     (.42)         (.04)          (.46)       23.92     (14.50)            8       1.71/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                   (.36)         (.23)          (.59)       29.64       5.68           622       1.57
Year ended 4/30/2004                   (.35)         (.19)          (.54)       28.60      22.12           371       1.69
Period from 5/31/2002 to 4/30/2003     (.47)         (.04)          (.51)       23.88     (14.29)           96       1.78/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                   (.49)         (.23)          (.72)       29.73       6.17         1,705        .95
Year ended 4/30/2004                   (.46)         (.19)          (.65)       28.68      22.68         1,009       1.07
Period from 6/4/2002 to 4/30/2003      (.51)         (.04)          (.55)       23.93     (11.94)          125       1.11/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                  $(.58)       $ (.23)        $ (.81)      $29.78       6.46%      $   830        .68 %
Year ended 4/30/2004                   (.53)         (.19)          (.72)       28.73      23.11           330        .70
Period from 5/20/2002 to 4/30/2003     (.56)         (.04)          (.60)       23.95     (14.66)           71        .74/5/
--------------------------------------------------------------------------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                   (.66)         (.23)          (.89)       29.85       6.78           619        .38
Year ended 4/30/2004                   (.60)         (.19)          (.79)       28.79      23.49           395        .39
Period from 5/15/2002 to 4/30/2003     (.60)         (.04)          (.64)       23.99     (14.57)          230        .41/5/



                                     Ratio of
                                     expenses
                                    to average
                                    net assets     Ratio of
                                       after         net
                                       reim-      income to
                                    bursements/    average
                                    waivers/4/    net assets
-------------------------------------------------------------
CLASS A:
Year ended 4/30/2005                   .60 %        2.24 %
Year ended 4/30/2004                   .64          2.14
Year ended 4/30/2003                   .67          2.28
Year ended 4/30/2002                   .65          1.72
Year ended 4/30/2001                   .65          1.95
-------------------------------------------------------------
CLASS R-1:
Year ended 4/30/2005                  1.47          1.35
Year ended 4/30/2004                  1.49          1.25
Period from 5/29/2002 to 4/30/2003    1.51/5/       1.50/5/
-------------------------------------------------------------
CLASS R-2:
Year ended 4/30/2005                  1.44          1.38
Year ended 4/30/2004                  1.45          1.26
Period from 5/31/2002 to 4/30/2003    1.47/5/       1.58/5/
-------------------------------------------------------------
CLASS R-3:
Year ended 4/30/2005                   .94          1.89
Year ended 4/30/2004                  1.07          1.63
Period from 6/4/2002 to 4/30/2003     1.09/5/       1.95/5/
-------------------------------------------------------------
CLASS R-4:
Year ended 4/30/2005                   .67 %        2.14 %
Year ended 4/30/2004                   .70          2.01
Period from 5/20/2002 to 4/30/2003    .73/5/        2.32/5/
-------------------------------------------------------------
CLASS R-5:
Year ended 4/30/2005                   .37          2.45
Year ended 4/30/2004                   .39          2.36
Period from 5/15/2002 to 4/30/2003     .41/5/       2.51/5/


                                       22

Washington Mutual Investors Fund / Prospectus

                                           YEAR ENDED APRIL 30
                           2005        2004        2003        2002         2001
------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
RATE FOR ALL CLASSES       16%         12%         21%         22%          25%
OF SHARES



1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

2 Based on average shares outstanding.
3 Total returns exclude all sales charges.

4 The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company and Washington Management Corporation. See the Annual Fund Operating Expenses table under "Fees and expenses of the fund" and the audited financial statements in the fund's annual report for more information.
5 Annualized.



                                       23
                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                       24

Washington Mutual Investors Fund / Prospectus

NOTES

                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                       26

Washington Mutual Investors Fund / Prospectus

NOTES

                                  Washington Mutual Investors Fund / Prospectus

 [logo - American Funds (r)]

                                         The right choice for the long term/(R)/


          FOR SHAREHOLDER          American Funds Service Company
          SERVICES                 800/421-0180
          FOR RETIREMENT PLAN      Call your employer or plan
          SERVICES                 administrator
          FOR DEALER SERVICES      American Funds Distributors
                                   800/421-9900
                                   americanfunds.com
          FOR 24                   For Class R share information,
          -HOUR INFORMATION        visit
                                   AmericanFundsRetirement.com

          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality-assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund's investment strategies, and the independent registered public accounting firm's report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The current SAI, as amended from time to time, contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund's business manager, and the fund's investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, DC (202/942-8090) or on the EDGAR database on the SEC's website at www.sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The current SAI is also available on americanfunds.com.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you would like to opt out of household mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, NW, Washington, DC 20005.




[LOGO - recycled bug]




Printed on recycled paper
RPGEPR-901-0705P Litho in USA             Investment Company File No. 811-604
CGD/MC/8045
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds       Capital Research and Management      Capital International       Capital Guardian       Capital Bank and Trust

                                     PART C
                                                 OTHER INFORMATION

Item 23. Exhibits for Registration Statement (1940 Act No. 2-11051 and 1933 Act No. 811-116)

     (a). Amended and Restated Articles of Incoporation -- previuosly filed (See Post Effective Amendment No. 106 filed 5/10/02)

     (b). By-laws - previously filed (See Post-Effective Amendment No. 97 filed 4/22/97)

     (c). Form of Share Certificate - previuosly filed (See Post Effective Amendment No. 104 filed 3/9/01)

     (d-1). Investment Advisory Agreement - previously filed (See Post-Effective Amendment No. 97 filed 4/22/97)

     (e-1). Form of Amended and Restated Principal Underwriting Agreement - previuosly filed (See Post Effective Amendment No. 106 filed 5/10/02);

     (e-2) Form of - Instititional Selling Group Agreements

     (f). None

     (g). On file (see SEC files nos. 811-604 and 2-11051)

     (h-1) Form of Amended and Restated Administrative Services Agreement -- previuosly filed (See Post Effective Amendment No. 106 filed 5/10/02)

     (h-2). Form of Amended and Restated Shareholder Services Agreement (See Post-Effective Amendment No. 110 filed June 10, 2004)

     (h-3). Form of Amended and Restated Business Management Agreement

     (h-4). Form of Indemnification Agreement

     (i). Legal Opinion - previuosly filed (See Post Effective Amendment No. 104 filed 3/9/01)

     (j). Consent of Independent Accountants

     (k). Omitted financial statements - None

     (l). Not applicable to this filing.

     (m). Forms of Plans of Distribution - previuosly filed (See Post Effective Amendment No. 97 filed 4/22/97, No. 103 filed 3/9/00, No. 104 filed 3/9/01 and No. 106 filed 5/10/02) )

     (n). Amedended and Restated Multiple Class Plan - previuosly filed (See Post Effective Amendment No. 106 filed 5/10/02)

     (p) Code of Ethics

Item 24. Persons Controlled by or Under Common Control with Registrant.

         None


Item 25. Indemnification.

                  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

                  Article VIII (h) and (i) of the Articles of Incorporation of the Fund provide that:

                  (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the [Investment Company] Act [of 1940].

                  (i) To the fullest extent permitted by Maryland statutory and decisional law and the [Investment Company] Act [of 1940], no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

                  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

                  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the shareholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

                  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Item 26.          Business and Other Connections of Investment Adviser.

                  None.

Item 27.          Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of:
AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)                 (1)                                       (2)                                      (3)

       Name and Principal                       Positions and Offices                         Positions and Offices
          Business Address                        with Underwriter                               with Registrant

       David L. Abzug                           Vice President                                        None
       P.O. Box 2248
       Agoura Hills, CA 91376

       John A. Agar                             Vice President                                        None
       3901 Cedar Hill Road, #9
       Little Rock, AR 72202

       William C. Anderson                      Regional Vice President                               None
       7780 Boylston Court
       Dublin, OH 43016

       Robert B. Aprison                        Senior Vice President                                 None
       2983 Bryn Wood Drive
       Madison, WI  53711

       Shakeel A. Barkat                        Regional Vice President                               None
       982 Wayson Way
       Davidsonville, MD 21035

       Steven L. Barnes                         Senior Vice President                                 None
       7490 Clubhouse Road
       Suite 100
       Boulder, CO  80301



                                                        C-3

       Thomas M. Bartow                         Vice President                                        None
       20 Cerchio Alto
       Henderson, NV 89011

B      Carl R. Bauer                            Vice President                                        None


       Michelle A. Bergeron                     Senior Vice President                                 None

       4160 Gateswalk Drive
       Smyrna, GA 30080

       J. Walter Best, Jr.                      Vice President                                        None
       7003 Chadwick Drive, Suite 355
       Brentwood, TN 37027

       John A. Blanchard                        Senior Vice President                                 None
       576 Somerset Lane
       Northfield, IL 60093

       Ian B. Bodell                            Senior Vice President                                 None
       7003 Chadwick Drive, Suite 355
       Brentwood, TN  37027

       Bill Brady                               Regional Vice President                               None
       646 Somerset Drive
       Indianapolis, IN 46260

       Mick L. Brethower                        Senior Vice President                                 None
       601 E. Whitestone Blvd.
       Building 6, Suite 115
       Cedar Park, TX 78613

       C. Alan Brown                            Vice President                                        None
       7424 Somerset Avenue
       St. Louis, MO 63105

L      Sheryl M. Burford                        Assistant Vice President                              None

B      J. Peter Burns                           Vice President                                        None

       Steven Calabria                          Regional Vice President                               None
       161 Bay Avenue
       Huntington Bay, NY 11743

       Cody Callaway                            Regional Vice President                               None
       9942 South 78th East Avenue
       Tulsa, OK 74133

S      Kathleen D. Campbell                     Assistant Vice President                              None



                                                        C-4





       Matthew C. Carlisle                      Regional Vice President                               None
       4500
       Fairvista Drive
       Charlotte, NC 28269

       Damian F. Carroll                        Regional Vice President                               None
       40 Ten Acre Road
       New Britain, CT 06052

       James D. Carter                          Regional Vice President                               None
       401 Bridle Court
       Chesapeake, VA 23323

       Brian C. Casey                           Senior Vice President                                 None
       8002 Greentree Road
       Bethesda, MD  20817

       Victor C. Cassato                        Senior Vice President                                 None
       999 Green Oaks Drive
       Greenwood Village, CO 80121

       Christopher J. Cassin                    Senior Vice President                                 None
       120 E. Ogden Ave., Suite 106
       Hinsdale, IL  60521

L      Denise M. Cassin                         Director, Senior Vice President                       None

L      David D. Charlton                        Senior Vice President                                 None

       Thomas M. Charon                         Regional Vice President                               None
       N27 W23960 Paul Road
       Suite 204
       Pewaukee, WI 53072

       Paul A. Cieslik                          Regional Vice President                               None
       90 Northington Drive
       Avon, CT 06001

L      Larry P. Clemmensen                      Director                                              None

L      Kevin G. Clifford                        Director, President and Co-Chief                      None
                                                Executive Officer

H      Cheri Coleman                            Vice President                                        None

       Ruth M. Collier                          Senior Vice President                                 None
       106 Central Park South, #10K
       New York, NY 10019

S      David Coolbaugh                          Vice President                                        None



                                                        C-5




       Carlo O. Cordasco                        Regional Vice President                               None
       4036 Ambassador Circle
       Williamsburg, VA 23188

B      Josie Cortez                             Assistant Vice President                              None

       Thomas E. Cournoyer                      Vice President                                        None
       2333 Granada Blvd.
       Coral Gables, FL  33134

L      Michael D. Cravotta                      Assistant Vice President                              None

       Joseph G. Cronin                         Vice President                                        None
       1281 Fiore Drive
       Lake Forest, IL 60045

       William F. Daugherty                     Vice President                                        None
       1213 Redwood Hills Circle
       Carlisle, PA 17013

       Guy E. Decker                            Regional Vice President                               None
       2990 Topaz Lane
       Carmel, IN 46032

       Daniel J. Delianedis                     Vice President                                        None
       Edina Executive Plaza
       5200 Willson Road, Suite 150
       Edina, MN  55424

L      James W. DeLouise                        Assistant Vice President                              None

       James A. DePerno, Jr.                    Vice President                                        None
       1 Nehercrest Lane
       Orchard Park, NY 14127

L      Bruce L. DePriester                      Director, Senior Vice President,                      None
                                                Treasurer and Controller

       Lori A. Deuberry                         Regional Vice President                               None
       130 Aurora Street
       Hudson, OH 44236

L      Dianne M. Dexter                         Assistant Vice President                              None

       Thomas J. Dickson                        Vice President                                        None
       108 Wilmington Court
       Southlake, TX 76092



                                                        C-6




       Michael A. DiLella                       Senior Vice President                                 None
       22 Turner's
       Lake Drive
       Mahwah, NJ  07430

       G. Michael Dill                          Director, Senior Vice President                       None
       505 E. Main Street
       Jenks, OK  74037

N      Dean M. Dolan                            Vice President                                        None

L      Hedy B. Donahue                          Assistant Vice President                              None

L      Michael J. Downer                        Director, Secretary                                   None

       Michael J. Dullaghan                     Regional Vice President                               None
       5040 Plantation Grove Lane
       Roanoke, VA 24012

I      Lloyd G. Edwards                         Senior Vice President                                 None

       Timothy L. Ellis                         Senior Vice President                                 None
       1441 Canton Mart Road, Suite 9
       Jackson, MS 39211

       William F. Flannery                      Regional Vice President                               None
       29 Overlook Road
       Hopkinton, MA 01748

       John R. Fodor                            Senior Vice President                                 None
       15 Latisquama Road
       Southborough, MA  01772

L      Charles L. Freadhoff                     Vice President                                        None

       Daniel B. Frick                          Vice President                                        None
       845 Western Avenue
       Glen Ellyn, IL 60137

       Clyde E. Gardner                         Senior Vice President                                 None
       Route 2, Box 3162
       Osage Beach, MO  65065

L      Linda S. Gardner                         Vice President                                        None

L      J. Christopher Gies                      Senior Vice President                                 None

B      Lori A. Giacomini                        Assistant Vice President                              None

B      Evelyn K. Glassford                      Vice President                                        None



                                                        C-7





       Jack E. Goldin                           Regional Vice President                               None
       3424 Belmont Terrace
       Davie, FL 33328

L      Earl C. Gottschalk                       Vice President                                        None

       Jeffrey J. Greiner                       Senior Vice President                                 None
       8250-A Estates Parkway
       Plain City, OH  43064


       Eric M. Grey                             Regional Vice President                               None
       601 Fisher Road
       N. Dartmouth, MA 02747

B      Mariellen Hamann                         Vice President                                        None

       Derek S. Hansen                          Regional Vice President                               None
       13033 Ridgedale Drive, #147
       Minnetonka, MN 55305

       David E. Harper                          Senior Vice President                                 None
       5400 Russell Cave Road
       Lexington, KY 40511

       Calvin L. Harrelson, III                 Regional Vice President                               None
       2048 Kings Manor Drive
       Weddington, NC 28104

       Robert J. Hartig, Jr.                    Vice President                                        None
       13563 Marjac Way
       McCordsville, IN 46055

L      Linda M. Hines                           Vice President                                        None

       Steven J. Hipsley                        Regional Vice President                               None
       44 Tyler Drive
       Saratoga Springs, NY 12866

L      Russell K. Holliday                      Vice President                                        None

L      Kevin B. Hughes                          Vice President                                        None

       Ronald R. Hulsey                         Senior Vice President                                 None
       6202 Llano
       Dallas, TX  75214

       Marc Ialeggio                            Regional Vice President                               None
       48 Tyrrel Court
       Danville, CA 94526



                                                        C-8



       Robert S. Irish                          Senior Vice President                                 None
       1225 Vista Del Mar Drive
       Delray Beach, FL  33483

B      Damien M. Jordan                         Senior Vice President                                 None

L      Marc J. Kaplan                           Assistant Vice President                              None

       John P. Keating                          Vice President                                        None
       1576 Sandy Springs Dr.
       Orange Park, FL 32003

       Brian G. Kelly                           Regional Vice President                               None
       76 Daybreak Road
       Southport, CT 06890

       Andrew J. Kilbride                       Regional Vice President                               None
       3080 Tuscany Court
       Ann Arbor, MI 48103

N      Dorothy Klock                            Vice President                                        None

       Dianne L. Koske                          Assistant Vice President                              None
       122 Clydesdale Court
       Hampton, VA 23666

B      Elizabeth K. Koster                      Vice President                                        None

       Christopher F. Lanzafame                 Regional Vice President                               None
       19365 Lovall Valley Court
       Sonoma, CA 95476

       R. Andrew LeBlanc                        Regional Vice President                               None
       78 Eton Road
       Garden City, NY 11530

       T. Blake Liberty                         Vice President                                        None
       5506 East Mineral Lane
       Littleton, CO  80122

       Mark J. Lien                             Vice President                                        None
       1103 Tulip Tree Lane
       West Des Moines, IA 50266

L      Lorin E. Liesy                           Vice President                                        None

I      Kelle Lindenberg                         Assistant Vice President                              None



                                                        C-9




       Louis K. Linquata                        Regional Vice President                               None
       5214 Cass Street
       Omaha, NE 68132

       Brendan T. Mahoney                       Vice President                                        None
       1 Union Avenue, 2nd Floor
       Sudbury, MA 01776

       Stephen A. Malbasa                       Director, Senior Vice President                       None
       13405 Lake Shore Blvd.
       Cleveland, OH  44110

       Steven M. Markel                         Senior Vice President                                 None
       5241 South Race Street
       Greenwood Village, CO  80121

L      Paul R. Mayeda                           Assistant Vice President                              None

L      Eleanor P. Maynard                       Vice President                                        None

L      Christopher McCarthy                     Vice President                                        None

       James R. McCrary                         Vice President                                        None
       28812 Crestridge
       Rancho Palos Verdes, CA 90275

S      John V. McLaughlin                       Senior Vice President                                 None

L      Dan R. McMaster                          Assistant Vice President                              None

       Terry W. McNabb                          Senior Vice President                                 None
       2002 Barrett Station Road
       St. Louis, MO  63131

       Scott M. Meade                           Vice President                                        None
       370 Central Road
       Rye Beach, NH 03870

       Charles L. Mitsakos                      Regional Vice President                               None
       3017 11th Avenue West
       Seattle, WA 98119

       Monty L. Moncrief                        Regional Vice President                               None
       55 Chandler Creek Court
       The Woodlands, TX 77381

       David H. Morrison                        Regional Vice President                               None
       7021 North Stratton Court
       Peoria, IL 61615



                                                       C-10




       Andrew J. Moscardini                     Regional Vice President                               None
       832 Coldwater Creek Circle
       Niceville, FL 32578

       William E. Noe                           Senior Vice President                                 None
       3600 Knollwood Road
       Nashville, TN  37215

L      Heidi J. Novaes                          Vice President                                        None

       Peter A. Nyhus                           Senior Vice President                                 None
       15345 Wilderness Ridge Road, NW
       Prior Lake, MN  55372

G1     Luis Freitas de Oliveira                 Director                                              None

       Eric P. Olson                            Senior Vice President                                 None
       27 Main Street
       Topsfield, MA 01983

       Jeffrey A. Olson                         Regional Vice President                               None
       2708 88th St. Court, NW
       Gig Harbor, WA 98332

       Thomas A. O'Neil                         Regional Vice President                               None
       400 N. Woodlawn, Suite 202
       Woodlawn Central Office Building
       Wichita, KS 67208

       W. Burke Patterson, Jr.                  Regional Vice President                               None
       1643 Richland Avenue
       Baton Rouge, LA 70808

       Gary A. Peace                            Vice President                                        None
       291 Kaanapali Drive
       Napa, CA 94558

       Samuel W. Perry                          Regional Vice President                               None
       4340 East Indian School Road
       Suite 21
       Phoenix, AZ 85018

       Raleigh G. Peters                        Regional Vice President                               None
       1439 Byrd Drive
       Berwyn, PA 19312

       David K. Petzke                          Vice President                                        None
       4016 Saint Lucia Street
       Boulder, CO 80301



                                                       C-11



       Fredric Phillips                         Senior Vice President                                 None
       175 Highland Avenue, 4th Floor
       Needham, MA  02494

B      Candance D. Pilgram                      Assistant Vice President                              None

       John Pinto                               Regional Vice President                               None
       226 Country Club Drive
       Lansdale, PA 19446

       Carl S. Platou                           Senior Vice President                                 None
       7455 80th Place, S.E.
       Mercer Island, WA  98040

N      Gregory S. Porter                        Assistant Vice President                              None

S      Richard P. Prior                         Vice President                                        None

       Mike Quinn                               Regional Vice President                               None
       1035 Vintage Club Drive
       Duluth, GA 30097

S      John W. Rankin                           Regional Vice President                               None

       Jennifer D. Rasner                       Regional Vice President                               None
       11940 Baypoint Drive
       Burnsville, MN 55337

       Mark S. Reischmann                       Regional Vice President                               None
       4125 Hermitage Drive
       Colorado Springs, CO 80906

       Steven J. Reitman                        Senior Vice President                                 None
       212 The Lane
       Hinsdale, IL  60521

       Brian A. Roberts                         Vice President                                        None
       209-A 60th Street
       Virginia Beach, VA 23451

L      James F. Rothenberg                      Director                                              None

       Romolo D. Rottura                        Regional Vice President                               None
       233 Glenhaven Court
       Swedesboro, NJ 08085

       Douglas F. Rowe                          Vice President                                        None
       414 Logan Ranch Road
       Georgetown, TX  78628



                                                       C-12




       Christopher S. Rowey                     Vice President                                        None
       10538 Cheviot Drive
       Los Angeles, CA  90064

L      Dean B. Rydquist                         Director, Senior Vice President, Chief                None
                                                Compliance Officer

       Richard A. Sabec, Jr.                    Regional Vice President                               None
       6868 Meadow Glen Drive
       Westerville, OH 43082

       Richard R. Samson                        Senior Vice President                                 None
       4604 Glencoe Avenue, #4
       Marina del Rey, CA  90292

       Paul V. Santoro                          Vice President                                        None
       62 Mt. Vernon Street
       Boston, MA 02108

       Joseph D. Scarpitti                      Senior Vice President                                 None
       31465 St. Andrews
       Westlake, OH  44145

       Shane D. Schofield                       Regional Vice President                               None
       201 McIver Street
       Greenville, SC 29601

S      Sherrie L. Senft                         Vice President                                        None

       James J. Sewell III                      Regional Vice President                               None
       415 East Holyoke Place
       Claremont, CA 91711

       Arthur M. Sgroi                          Regional Vice President                               None
       76 Fields End Drive
       Glenmont, NY 12077

L      R. Michael Shanahan                      Director                                              None

L      Michael J. Sheldon                       Vice President                                        None

       Frederic J. Shipp                        Regional Vice President                               None
       1352 Sanjo Farms Drive
       Chesapeake, VA 23320

L      Katharine J. Shoemaker                   Assistant Vice President                              None

       Daniel S. Shore                          Regional Vice President                               None
       3734 North Greenview Avenue
       Chicago, IL 60613



                                                       C-13




       Brad Short                               Vice President                                        None
       1601 Seal Way
       Seal Beach, CA 90740

       David W. Short                           Chairman of the Board and                             None
       1000 RIDC Plaza, Suite 212               Co-Chief Executive Officer
       Pittsburgh, PA 15238

       William P. Simon, Jr.                    Senior Vice President                                 None
       912 Castlehill Lane
       Devon, PA 19333

L      Connie F. Sjursen                        Vice President                                        None

       Jerry L. Slater                          Senior Vice President                                 None
       4227 E. Madison, #2D
       Seattle, WA 98112

LW     John H. Smet                             Director                                              None

       Rodney G. Smith                          Senior Vice President                                 None
       15851 Dallas Parkway, Suite 500
       Addison, TX 75001-6016

       J. Eric Snively                          Regional Vice President                               None
       1333 Monastery Place
       Huntington, IN 46750

       Anthony L. Soave                         Vice President                                        None



       3780 Foxglove Court NE
       Grand Rapids, MI 49525

L      Therese L. Soullier                      Vice President                                        None

       Nicholas D. Spadaccini                   Senior Vice President                                 None
       855 Markley Woods Way
       Cincinnati, OH  45230

L      Kristen J. Spazafumo                     Vice President                                        None

       Mark D. Steburg                          Regional Vice President                               None
       12508 160th Avenue Southeast
       Renton, WA 98059

B      Raymond Stein                            Assistant Vice President                              None

       Michael P. Stern                         Regional Vice President                               None
       213 Aptos Place
       Danville, CA 94526



                                                       C-14




       Brad Stillwagon                          Vice President                                        None
       2438 Broadmeade Road
       Louisville, KY 40205

L      David K. Stone                           Assistant Vice President                              None

       Thomas A. Stout                          Vice President                                        None
       1004 Ditchley Road
       Virginia Beach, VA 23451

       Craig R. Strauser                        Vice President                                        None
       13160 Princeton Court
       Lake Oswego, OR  97035

L      Lisa F. Swaiman                          Senior Vice President                                 None

L      Libby J. Syth                            Vice President                                        None

L      Drew W. Taylor                           Assistant Vice President                              None

L      Larry I. Thatt                           Assistant Vice President                              None

       Gary J. Thoma                            Regional Vice President                               None
       401 Desnoyer
       Kaukauna, WI 54130

       Cynthia M. Thompson                      Regional Vice President                               None
       4 Franklin Way
       Ladera Ranch, CA 92694

L      James P. Toomey                          Vice President                                        None

I      Christopher E. Trede                     Vice President                                        None

       George F. Truesdail                      Senior Vice President                                 None
       400 Abbotsford Court
       Charlotte, NC  28270

       Scott W. Ursin-Smith                     Senior Vice President                                 None
       103 E. Blithedale Avenue
       Mill Valley, CA  94941

S      Cindy Vaquiax                            Assistant Vice President                              None

       J. David Viale                           Vice President                                        None
       39 Old Course Drive
       Newport Beach, CA 92660

D      Bradley J. Vogt                          Director                                              None



                                                       C-15




       Gerald J. Voss                           Regional Vice President                               None
       1009 Ridge Road
       Sioux Falls, SD 57105

L      Wendy A. Wainwright                      Assistant Vice President                              None

L      A. Jordan Wallens                        Regional Vice President                               None
       2016 Dracena Drive, #10
       Los Angeles, CA 90027

       Thomas E. Warren                         Vice President                                        None
       119 Faubel St.
       Sarasota, FL  34242

L      J. Kelly Webb                            Senior Vice President                                 None

       Gregory J. Weimer                        Director, Senior Vice President                       None
       206 Hardwood Drive
       Venetia, PA  15367

B      Timothy W. Weiss                         Director                                              None

       Dana L. Wells                            Regional Vice President                               None
       4444 Riverside Drive, Suite 110
       Burbank, CA 91505-4048

SF     Gregory W. Wendt                         Director                                              None

       George J. Wenzel                         Vice President                                        None



       251 Barden Road
       Bloomfield Hills, MI 48304

       Brian E. Whalen                          Regional Vice President                               None
       4072 Yellow Ginger Glen
       Norcross, GA 30092

L      N. Dexter Williams, Jr.                  Senior Vice President                                 None

L      Alan J. Wilson                           Director                                              None

       Andrew L. Wilson                         Regional Vice President                               None
       11163 Rich Meadow Drive
       Great Falls, VA 22066

       Steven C. Wilson                         Regional Vice President                               None
       83 Kaydeross Park Road
       Saratoga Springs, NY 12866



                                                       C-16




       Timothy J. Wilson                        Vice President                                        None
       460 Valleybrook Road
       McMurray, PA  15317

B      Laura L. Wimberly                        Vice President                                        None

       Marshall D. Wingo                        Director, Senior Vice President                       None
       Promenade Two, 25th Floor
       1230 Peachtree Street, N.E.
       Atlanta, GA 30309

       Kurt A. Wuestenberg                      Regional Vice President                               None
       975 Arboretum Drive
       Saline, MI 48176

       William R. Yost                          Senior Vice President                                 None
       9463 Olympia Drive
       Eden Prairie, MN  55347

       Jason P. Young                           Regional Vice President                               None
       11141 Whitetail Lane
       Olathe, KS 66061

       Jonathan A. Young                        Regional Vice President                               None
       2145 Hickory Forrest
       Chesapeake, VA 23322

       Scott D. Zambon                          Regional Vice President                               None
       2178 Pieper Lane
       Tustin, CA 92782

----------
L        Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW       Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles,
         CA  90025
B        Business Address, 135 South State College Boulevard, Brea, CA  92821
S        Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H        Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I        Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240
N        Business Address, 630 Fifth Avenue, 36th Floor, New York, NY10111
D        Business Address, 3000 K Street N.W., Suite 230, Washington, DC
         20007-5140
G1       Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland

(c)      None


Item 28.  Location of Accounts and Records.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund, 1101 Vermont Avenue, N.W., Washington, D.C. 20005, and its investment adviser Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071.

Certain accounting records are maintained and kept in the offices of the fund's accounting department, 5300 Robin Hood Road, Norfolk, VA 23513 .


     Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

     Records covering portfolio transactions are also maintained and kept by the custodian, JPMorgan Chase Bank., 270 Park Avenue, New York, New York, 10017.

Item 29. Management Services.

     None.

Item 30. Undertakings.

     N/A


                                                       C-18


                             SIGNATURE OF REGISTRANT

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the29th day of June, 2005.
                          WASHINGTON MUTUAL INVESTORS FUND, INC.

                          By /s/ James H. Lemon, Jr. , Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on June 29, 2005, by the following persons in the capacities indicated.

                  Signature                 Title
(1)      Principal Executive Officer:


          /s/ Jeffrey L. Steele             President

(2)      Principal Financial Officer and
         Principal Accounting Officer:


          /s/ Michael W. Stockton           Vice President and Treasurer

(3)               Directors


         /s/ James H. Lemon, Jr.            Chairman of the Board

         Cyrus A. Ansary*                   Director
         Charles A. Bowsher*                Director
         Daniel J. Callahan III*            Director
         R. Clark Hooper*                   Director
         Edward W. Kelley, Jr.*             Director
         Harry J. Lister*                   Director
         James C. Miller III*               Director
         Katherine D. Ortega*               Director
         J. Knox Singleton*                 Director
         T. Eugene Smith*                   Director


         /s/ Jeffrey L. Steele*             Director and President



*By      /s/ Michael W. Stockton

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
            /s/ Burton L. Raimi, Secretary